                       STATEMENT OF ADDITIONAL INFORMATION

                     ULTRA-SELECT SERIES L VARIABLE ANNUITY
                     --------------------------------------

               Issued through: UNITED OF OMAHA SEPARATE ACCOUNT C

       Offered by: UNITED OF OMAHA LIFE INSURANCE COMPANY ("we, us, our")

                              Mutual of Omaha Plaza
                              Omaha, Nebraska 68175

                             ------------------------

     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Ultra-Select Series L Variable Annuity Policy (the "Policy"). You may obtain a copy of the Prospectus dated November 22, 2002 by calling 1-800-238-9354 or by writing to us at: United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Terms used in the current Prospectus for the Policy have the same meaning in this Statement.

        This Statement of Additional Information is not a prospectus.

          You should read it only in conjunction with the prospectuses for the Policy and the Series Funds.

Dated: November 22, 2002
Revised: December 18, 2002

                           Contents                                   Page(s)
          ---------------------------------------------------------------------

          THE POLICY - GENERAL PROVISIONS                              2-3
               Owner and Joint Owner
               Entire Contract
               Deferment of Payment and Transfers
               Incontestability
               Misstatement of Age or Sex
               Nonparticipating
               Assignment
               Evidence of Age or Survival
          ---------------------------------------------------------------------

          FEDERAL TAX MATTERS                                          3-4
               Tax Status of the Policy
               Taxation of United of Omaha
          ---------------------------------------------------------------------

          STATE REGULATION OF UNITED OF OMAHA                           4
          ---------------------------------------------------------------------

          Administration                                                4
          ---------------------------------------------------------------------

          Records and Reports                                           4
          ---------------------------------------------------------------------

          Distribution of the Policies                                  4
          ---------------------------------------------------------------------

          Custody of Assets                                            4-5
          ---------------------------------------------------------------------

          HISTORICAL PERFORMANCE DATA                                  5-7
               Money Market Yields
               Other Subaccount Yields
               Average Annual Total Returns
               Other Performance Information
          ---------------------------------------------------------------------

          OTHER INFORMATION                                             7
          ---------------------------------------------------------------------

          EXPERTS                                                       7
          ---------------------------------------------------------------------

     The following provides additional information about us and the Policy which may be of interest to you and is not addressed in the Prospectus.

                         THE POLICY - GENERAL PROVISIONS
                         -------------------------------

Owner and Joint Owner
---------------------

     While you are alive, only you may exercise the rights under the Policy unless you name a new owner or otherwise assign the Policy as described in the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

Entire Contract
---------------

     The entire contract is the Policy, as well as the data pages and any endorsements, amendments or riders to the Policy and the signed application, a copy of which will be attached to the Policy. All statements made in the application are, in the absence of fraud, deemed representations and not warranties. No statement, unless it is in the application, will be used by us to contest the Policy or deny a claim.

     Any change of the Policy requires the consent of our authorized officer. No agent or registered representative has authority to change any provision of the Policy, or waive any of its terms.

     We reserve the right to amend the Policy to meet the requirements of, or take advantage of, the Internal Revenue Code, regulations or published rulings. Any such amendment may be effective on the Policy's date of issue. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

Deferment of Payment and Transfers
----------------------------------

     We will usually pay any amounts payable from the Variable Account as a result of a withdrawal or surrender within seven days after receiving Written Notice. We can postpone such payments or any transfers of amounts between Subaccounts or into the Fixed Account if:

          (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
          (b)  trading on the New York Stock Exchange is restricted;
          (c) an emergency exists as determined by the Securities Exchange Commission, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or
          (d) the Securities Exchange Commission permits delay for the protection of security holders.

     The applicable rules of the Securities Exchange Commission will govern as to whether the conditions in (c) or (d) exist.

     We may defer transfers, payment of withdrawals or a surrender from the Fixed Account for up to six months from the date we receive Written Notice.

     We reserve the right to delay withdrawals or surrenders from both the Variable Account and the Fixed Account until your purchase payment check has been honored by your bank.

Incontestability
----------------

     We will not contest the validity of the Policy after it has been in force during the lifetime of the Owner for two years from the date of its issue.

Misstatement of Age or Sex
--------------------------

     We may require proof of the Annuitant's age before making any annuity payment provided for by the Policy. If the Annuitant's age or sex has been misstated, the Annuity Starting Date and monthly annuity payments will be determined using the correct age and sex.

     If a misstatement of age or sex results in monthly annuity payments that are too large, the overpayments will be deducted from future monthly annuity payments. If we have made payments that are too small, the underpayments will be added to the next payment. Adjustments for overpayments or underpayments will include 6% interest.

Nonparticipating
----------------

     No dividends will be paid. Neither you nor the Beneficiary shares in our surplus earnings or profits.

Assignment
----------

     You may change the Owner of the Policy or pledge it as collateral by assigning it. No assignment is binding on us until we record and acknowledge it. We are not responsible for the validity or effect of any assignment. The rights of any payee or beneficiary will be subject to a collateral assignment.

     If the Beneficiary designation is irrevocable, the Owner may be changed or the Policy assigned only upon Written Notice signed by both you and the Beneficiary. On the Annuity Starting Date, you may select another payee, but you retain all rights of ownership unless you sign an absolute assignment of the Policy.

Evidence of Age or Survival
---------------------------

     We may require proof of the age or survival of any Owner, Annuitant or payee. No payment will be made until we receive such proof.


                               FEDERAL TAX MATTERS
                               -------------------

Tax Status of the Policy
------------------------

     Diversification Requirements. Section 817(h) of the Internal Revenue Code (the "Code") provides that in order for a variable contract based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified." The Treasury Department regulations issued under Section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Series Funds and their portfolios, intends to comply with those diversification requirements. We and the Series Funds have entered into agreements regarding participation in the Series Funds that requires the Series Funds and their portfolios to comply with the Treasury Department regulations.

     Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of the Prospectus, no such guidance has been issued.

         The Owner's rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in you being treated as the Owner of a pro-rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in future regulations or rulings issued by the Treasury Department. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner of a pro-rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

     Distribution Requirements. The Code also requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon your death. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if you die on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on your death. If you die before the Annuity Starting Date, the entire interest in your Policy must generally be distributed within five years after your death. This requirement can be satisfied if the entire interest in your Policy is used to purchase an immediate annuity under which payments will begin within one year of your death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is your surviving spouse, the Policy may be continued with your surviving spouse as the new Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policy satisfies all such Code requirements. The provisions contained in the Policy will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of United of Omaha
---------------------------

     We at present are taxed as a life insurance company under part I of Subchapter L of the Code. The Variable Account is treated as part of us and, accordingly, is not taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or related economic burdens are incurred by us with respect to the Variable Account, we may make a charge to the Variable Account.

                       STATE REGULATION OF UNITED OF OMAHA
                       -----------------------------------

     We are subject to Nebraska law and to regulation by the Nebraska Department of Insurance. We file an annual statement with the Nebraska Department of Insurance covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Nebraska Department of Insurance includes periodic examinations to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Nebraska Department of Insurance at all times and a full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

                                 ADMINISTRATION
                                 --------------

     We perform all administration for your Policy.

                               RECORDS AND REPORTS
                               -------------------

     All records and accounts relating to the Variable Account are maintained by us. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, we will mail to all Policy Owners at their last known address of record, at least annually, financial statements of the Variable Account and such other information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports as required by applicable state and federal laws, rules, and regulations.

                          DISTRIBUTION OF THE POLICIES
                          ----------------------------

     The Policies are offered to the public through agents and brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering of the Policies.

     Mutual of Omaha Investor Services, Inc. ("MOIS") is the principal underwriter of the Policies. The Policies will be distributed by MOIS through retail broker-dealers. Commissions payable to a broker-dealer will be up to 8% of Purchase Payments.

     Certain distribution costs may be waived for Policies owned by employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

                                CUSTODY OF ASSETS
                                -----------------

     We hold the assets of each of the Subaccounts of the Variable Account. The assets of the Variable Account are segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Series Funds held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by our fidelity bond, presently in the amount of $10 million, covering the acts of our officers and employees.

                           HISTORICAL PERFORMANCE DATA
                           ---------------------------

     From time to time, we may disclose yields, total returns, and other performance data pertaining to the Policies for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.

     The yields and total returns of the Subaccounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yields and total returns for any given past period are not an indication or representation of future yields or rates of return. A Subaccount's actual yield and total return is affected by the types and quality of portfolio securities held by the portfolio and its operating expenses.

     Because of the charges and deductions imposed under a Policy, the yields and total returns for the Subaccounts will be lower than the yields and total returns for their respective portfolios. In addition, the yield figures will not reflect any withdrawal charge. The calculations of yields, total returns, and other performance data will not reflect the effect of any premium tax charge that may be applicable to a particular Policy. Premium taxes currently range from 0% to 3.5% of purchase payments based on the state in which the Policy is sold.

Money Market Yields
-------------------

     From time to time, advertisements and sales literature may quote the current annualized yield of the money market Subaccount (Federated Prime Money Fund II Portfolio) for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the money market portfolio or on its portfolio securities.

     This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and excluding income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the money market Subaccount at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the annual Policy fee; (2) the administrative expense charge; and (3) the mortality and expense risk charge. The $40 annual Policy fee is reflected as an annual 0.10% charged daily, based on an average Accumulation Value of $40,000. Yield figures will not reflect withdrawal charges.

     Because of the charges and deductions imposed under the Policy, the yield for the money market Subaccount will be lower than the yield for the money market portfolio.

     The Securities and Exchange Commission also permits United of Omaha to disclose the effective yield of the money market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The current and effective yields on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the money market portfolio, the types of quality of portfolio securities held by the money market portfolio and the money market portfolio's operating expenses. Yield figures do not reflect the effect of any withdrawal charge that may be applicable to a Policy.

Other Subaccount Yields
-----------------------

     From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the money market Subaccount) for a Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

     The yield is computed by: (a) dividing the net investment income of the portfolio attributable to the Subaccount Accumulation Units less Subaccount expenses for the period by the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; (b) compounding that yield for a six-month period; and (c) multiplying that result by

2. Expenses attributable to the Subaccount include: (a) the annual Policy fee;
(b) the administrative expense charge; and (c) the mortality and expense risk charge. The $40 annual Policy fee is reflected as an annual 0.10% charged daily in the yield calculation, based on an average Accumulation Value of $40,000. The 30-day or one-month yield is calculated according to the following formula:

               Yield = [2 {a-b + 1}/6/ - 1]
                           ---
                        [   cd   ]
  Where:
     a =   -- net income of the portfolio for the 30-day or one-month period attributable to the Subaccount's Accumulation Units.
     b =   -- expenses of the Subaccount for the 30-day or one-month period.
     c =   -- the average number of Accumulation Units outstanding.
     d =   -- the Accumulation Unit value at the close of the last day in the
              30-day or one-month period.

     Because of the charges and deductions imposed under the Policies, the yield for a Subaccount will be lower than the yield for the corresponding Series Fund portfolio.

     Yield calculations do not take into account the withdrawal charge under the Policy (a maximum of 8% of the amount surrendered or withdrawn).

Average Annual Total Returns
----------------------------

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

     When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Until a Subaccount has been in operation for 10 years, we will always include quotes of average annual total return for the period measured from the date the Subaccounts were first offered in the Policies. Average annual total returns for other periods of time may, from time to time, also be disclosed.

     Average annual total returns represent the average annual compounded rates of return that would equate to an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. Average annual total returns will be calculated using Subaccount Accumulation Unit values which we calculate at the end of each Valuation Period based on the performance of the Subaccount's underlying portfolio, the deductions for (a) the annual Policy fee; (b) the administrative expense charge; and (c) the mortality and expense risk charge. The $40 annual Policy fee is reflected as an annual 0.10% charged daily in the calculation of average annual total returns, based on an anticipated average Accumulation Value of $40,000. The calculation also assumes surrender of the Policy at the end of the period for the return quotation. Standard total returns will therefore reflect a deduction of any applicable withdrawal charge. The total return will then be calculated according to the following formula:

                                 P(1+TR)/n/= ERV

  Where:
       P =      -- a hypothetical initial purchase payment of $1,000.
       TR =     -- the average annual total return.
       ERV =    -- the ending redeemable value (net of any applicable withdrawal charge) of the hypothetical account at the end of the period.
       n =      -- the number of years in the period.

     We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1

  Where:
       CTR =    -- The cumulative total return net of Subaccount recurring charges for the period.
       ERV =    -- The ending redeemable value of the hypothetical
                   investment at the end of the period.
       P =      -- A hypothetical initial purchase

Other Performance Information
-----------------------------

     The following is a partial list of those publications which may be cited in the Series Funds' advertising shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

Across the Board           Consumer Reports           Insurance Week
Advertising Age            Economist                  Journal of Accountancy
American Banker            Financial Planning         Journal of the American
Barron's                   Financial World              Society of CLU & ChFC
Best's Review              Forbes                     Journal of Commerce
Broker World               Fortune, Inc.              Life Association News
Business Insurance         Institutional Investor     Life Insurance Selling
Business Month             Insurance Forum            Manager's Magazine
Business Week              Insurance Sales            Market Facts
Changing Times                                        Money


                                OTHER INFORMATION
                                -----------------

     A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, refer to the instruments filed with the SEC. They may be accessed on the SEC's Web site: http://www.sec.gov.

                                     EXPERTS
                                     -------

     This Statement of Additional Information contains financial statements for United of Omaha Separate Account C as of December 31, 2001 and for the years ended December 31, 2001 and 2000 which have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The statutory-basis Financial Statements of United of Omaha Life Insurance Company as of December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on the ability of United of Omaha to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the United of Omaha Separate Account C. The primary business address of Deloitte & Touche LLP is Suite 2000, 1620 Dodge Street, Omaha, Nebraska 68102.

UNITED OF OMAHA
LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL
OF OMAHA INSURANCE COMPANY)

STATUTORY FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
AS OF DECEMBER 31, 2001 AND 2000
AND FOR THE YEARS ENDED
DECEMBER 31, 2001, 2000 AND 1999

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 25.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 1.

As discussed in Note 1 to the statutory financial statements, the Company has changed certain accounting practices as a result of the adoption by the Insurance Department of the State of Nebraska of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001.

/s/  Deloitte & Touche LLP
Omaha, Nebraska

February 13, 2002

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
DECEMBER 31,
--------------------------------------------------------------------------------

                           ADMITTED ASSETS                                         2001                  2000
Cash and invested assets:
    Bonds                                                                  $  8,160,865,092     $  7,610,267,305
    Preferred stocks                                                             54,716,261           52,305,000
    Common stocks - unaffiliated                                                 11,508,937           11,926,479
    Common stocks - affiliated                                                   85,016,498          100,355,826
    Mortgage loans                                                              836,339,407          824,181,961
    Real estate occupied by the Company, net of accumulated
       depreciation of $ 69,977,744 in 2001 and $ 66,430,543 in 2000             72,770,142           74,427,711
    Real estate acquired in satisfaction of debt, net of
       accumulated depreciation of $ 475,638 in 2001 and
       $ 464,941 in 2000                                                            286,130              296,827
    Investment real estate, net of accumulated depreciation
       of $ 9,748 in 2001 and $ 360,788 in 2000                                   3,911,446            7,089,978
    Policy loans                                                                148,036,732          143,372,131
    Cash and short-term investments                                             203,907,573           52,380,183
    Other invested assets                                                       134,681,511          188,239,431
                                                                          -----------------    -----------------
              Total cash and invested assets                                  9,712,039,729        9,064,842,832
Premiums deferred and uncollected                                               149,321,160          139,135,133
Investment income due and accrued                                                98,931,677           95,984,443
Electronic data processing equipment, net of accumulated
      depreciation of $ 89,070,275 in 2001 and $ 100,976,173 in 2000              4,884,720           12,804,282
Receivable from parent, subsidiaries and affiliates                               8,971,219           23,992,683
Other assets                                                                    180,469,317          141,204,564
Separate accounts assets                                                      1,378,023,575        1,589,181,407
                                                                          -----------------    -----------------
              Total admitted assets                                        $ 11,532,641,397     $ 11,067,145,344
                                                                          =================    =================
LIABILITIES
Policy reserves:
    Aggregate reserve for policies and contracts                           $  6,915,730,500     $  6,489,140,916
    Liability for deposit-type contracts                                      1,958,659,456        1,762,744,632
    Policy and contract claims                                                   77,945,722           78,848,047
    Other                                                                        78,687,863           69,289,292
                                                                          -----------------    -----------------
              Total policy reserves                                           9,031,023,541        8,400,022,887
    Interest maintenance reserve                                                          0           18,676,082
    Asset valuation reserve                                                      94,833,161          138,378,220
    General expenses and taxes due or accrued                                    19,499,778           36,741,641
    Federal income taxes due or accrued                                          14,847,835           26,424,665
    Other liabilities                                                           128,805,157           45,262,008
    Separate accounts liabilities                                             1,372,398,994        1,569,554,629
                                                                          -----------------    -----------------
              Total liabilities                                              10,661,408,466       10,235,060,132
                                                                          =================    =================
SURPLUS
Capital stock, $10 par value, 900,000 shares authorized
             issued and outstanding                                               9,000,000            9,000,000
    Gross paid-in and contributed surplus                                        62,723,580           62,723,580
    Unassigned Surplus                                                          799,509,351          760,361,632
                                                                          -----------------    -----------------
              Total surplus                                                     871,232,931          832,085,212
                                                                          -----------------    -----------------
              Total liabilities and surplus                                $ 11,532,641,397     $ 11,067,145,344
                                                                          =================    =================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                             2001               2000               1999
Income
    Net premiums and annuity considerations              $ 1,365,548,996    $ 1,205,802,135    $ 1,140,044,210
    Other considerations and fund deposits                     1,833,804        384,135,714        275,898,803
    Net investment income                                    716,288,693        656,199,475        612,041,206
    Other income                                              77,071,797         68,904,550         61,053,155
                                                       -----------------  -----------------  -----------------

       Total income                                        2,160,743,290      2,315,041,874      2,089,037,374
                                                       -----------------  -----------------  -----------------

Benefits and expenses:
     Policyholder and beneficiary benefits                 1,292,592,064      1,525,227,398      1,284,737,992
     Increase in reserves for policyholder and
       beneficiary benefits                                  424,805,101         53,873,529        263,438,655
     Commissions                                             123,670,780        120,451,720        118,993,023
     Operating expenses                                      237,416,379        223,722,428        231,963,954
     Net transfers to separate accounts                      (54,352,834)       268,227,011        101,849,962
                                                       -----------------  -----------------  -----------------

       Total benefits and expenses                         2,024,131,490      2,191,502,086      2,000,983,586
                                                       -----------------  -----------------  -----------------

        Net gain from operations before federal
         income taxes and net realized capital gains         136,611,800        123,539,788         88,053,788

Federal income taxes                                          35,174,590         36,417,363         45,205,000
                                                       -----------------  -----------------  -----------------

        Net gain from operations before net realized
                  capital gains                              101,437,210         87,122,425         42,848,788


Net realized capital gains (losses)                          (52,049,908)        38,795,710         12,124,165
                                                       -----------------  -----------------  -----------------

        Net income                                       $    49,387,302    $   125,918,135    $    54,972,953
                                                       =================  =================  =================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                  2001              2000               1999
Capital stock:
  Balance at beginning and end of year                        $   9,000,000     $   9,000,000      $   9,000,000
                                                              -------------     -------------      -------------

Gross paid-in and contributed surplus:
  Balance at beginning and end of year                           62,723,580        62,723,580         62,723,580
                                                              -------------     -------------      -------------

Unassigned surplus:
  Balance at beginning of year                                  760,361,632       615,054,720        547,882,169
  Net income                                                     49,387,302       125,918,135         54,972,953
  Change in net unrealized capital gains and losses (net
     of tax of $12,979,536)                                     (39,238,487)       31,855,299         25,943,741
  Change in net unrealized foreign exchange capital
     gain (loss)                                                   (205,694)                0                  0
  Change in net deferred income tax                              33,693,166                 0                  0
  (Increase) decrease in:
     Non-admitted assets                                        (68,701,298)       10,993,063          5,596,094
     Asset valuation reserve                                     43,545,059       (15,673,880)       (23,295,577)
Surplus withdrawn from separate accounts                         11,936,250         7,283,750                  0
Change in surplus in separate accounts                          (12,008,422)      (10,022,720)         3,964,183
Cumulative effect of changes in accounting principles            20,668,773                 0                  0
Other, net                                                           71,070        (5,046,735)            (8,843)
                                                              -------------     -------------      -------------

Balance at end of year                                          799,509,351       760,361,632        615,054,720
                                                              -------------     -------------      -------------

Total surplus                                                 $ 871,232,931     $ 832,085,212      $ 686,778,300
                                                              =============     =============      =============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                              2001                 2000                1999
Cash from (used for) operations:
  Premiums and annuity considerations                     $  1,364,570,706    $  1,205,731,629    $  1,135,591,881
  Other fund deposits                                                    0         379,465,576         269,808,183
  Net investment income                                        692,762,787         634,508,418         592,873,645
  Other income                                                  76,716,216          62,889,140          67,077,830
  Benefits                                                  (1,194,647,101)     (1,527,716,678)     (1,277,572,534)
  Commissions and general expenses                            (379,896,014)       (365,046,168)       (344,072,398)
  Federal income taxes                                         (44,182,299)        (32,963,178)        (57,072,123)
  Net transfers (to) from separate accounts                      4,702,763        (265,158,285)       (104,327,662)
                                                         ------------------   -----------------   -----------------
         Net cash from operations                              520,027,058          91,710,454         282,306,822
                                                         ------------------   -----------------   -----------------

Cash from (used for) investments:
  Proceeds from investments sold, redeemed or
   matured:
    Bonds                                                    1,693,340,318       1,743,410,840       1,522,098,100
    Mortgage loans                                              71,573,613         152,689,047          88,676,462
    Stocks                                                      53,406,462          55,188,578          17,382,690
    Real estate                                                  8,375,000           5,500,000           4,050,000
    Other invested assets                                       46,694,542          78,871,040          39,411,955
  Tax on capital gains                                          (3,371,428)        (19,798,114)         (7,555,834)
  Cost of investments acquired:
    Bonds                                                   (2,249,861,186)     (1,666,397,909)     (1,941,582,149)
    Mortgage loans                                             (86,503,885)       (321,853,917)       (141,987,030)
    Stocks                                                     (56,269,540)       (115,989,740)        (12,911,323)
    Real estate                                                 (6,861,322)         (3,153,459)         (1,777,668)
    Other invested assets                                         (703,141)        (35,658,804)        (25,079,860)
  Net increase in policy loans                                  (4,664,601)         (5,517,480)         (4,380,901)
                                                         ------------------   -----------------   -----------------
        Net cash from investments                             (534,845,168)       (132,709,918)       (463,655,558)
                                                         ------------------   -----------------   -----------------

Cash from (used for) financing and other sources:
  Borrowed money                                                         0          10,000,000                   0
  Net increase (decrease) in deposit-type
    contract funds                                             148,916,204                   0                   0
  Decrease (increase) in receivable from parent,
     subsidiaries and affiliates                                14,296,888          37,995,565          53,617,926
  Increase (decrease) in other nonqualified deposits                     0         (23,676,240)         58,702,188
  Other cash provided                                           51,920,410          40,977,034          52,076,765
  Other cash used                                              (48,788,002)        (50,809,281)       (112,506,672)
                                                         ------------------   -----------------   -----------------
        Net cash from financing and other sources              166,345,500          14,487,078          51,890,207
                                                         ------------------   -----------------   -----------------

Net change in cash and short-term investments                  151,527,390         (26,512,386)       (129,458,529)

Cash and short-term investments:
    Beginning of year                                           52,380,183          78,892,569         208,351,098
                                                         -----------------    ----------------    ----------------
    End of year                                           $    203,907,573    $     52,380,183    $     78,892,569
                                                         =================    ================    ================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1
------
Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations - United of Omaha Life Insurance Company (the "Company") is a wholly-owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the State of Nebraska. At December 31, 2001, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"), United World Life Insurance Company ("United World"), Mutual of Omaha Structured Settlement Company-Connecticut ("MOSSCO-CT"), and Mutual of Omaha Structured Settlement Company of New York, Inc. ("MOSSCO-NY"). The Company has insurance licenses to operate in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Individual life insurance and annuity products are sold through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

Summary of Significant Accounting Policies

Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska.

The State of Nebraska has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices.

The accompanying statutory basis financial statements vary in some respects from those that would be presented in conformity with generally accepted accounting principles (GAAP) in the United States of America. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) prior to January 1, 2001, a Federal income tax provision was made only on a current basis for statutory accounting, while under GAAP, a provision was also made for deferred taxes on temporary differences between the financial reporting and tax bases of assets and liabilities. Subsequent to January 1, 2001, NAIC SAP requires an amount be recorded for deferred taxes however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets; (d) asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established; (e) different actuarial assumptions are used for calculating certain policy reserves; (f) changes in certain assets designated as "non-admitted" have been charged to unassigned surplus; (g) comprehensive income and its components are not presented in the financial statements; and (h) the change in the underlying book value of wholly-owned subsidiaries is reported as a change in net unrealized capital gains (losses), a component of unassigned surplus, rather than as a component of the Company's net income, (i) premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities;(j) reinsurance recoverables on unpaid losses are reported as a reduction of policy benefit and other insurance reserves, while under GAAP, they are reported as an asset.

Use of Estimates - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

Investments
Bonds not backed by loans are stated at amortized cost using the scientific method. Bonds that are in or near default are stated at fair value.

Loan-backed securities and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions are obtained from original term sheets and offer memorandums with updates obtained externally. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

Common stocks of unaffiliated companies are stated at estimated fair value and stocks of affiliated companies (principally insurance companies) in which the Company has an interest of 10% or more are carried on the equity basis. The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

Preferred stocks are stated at cost.

Policy loans are carried at the aggregate unpaid balance.

Mortgage loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

The home office properties and investment real estate are valued at cost, less accumulated depreciation. Property held for sale is initially valued at the lower of cost or estimated fair value. Depreciation is provided on the straight-line basis over the estimated useful lives of the related assets.

Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

The Company has no ownership in joint ventures that exceeds 10% of its admitted assets. The Company carries these interest based on the underlying audited GAAP equity of the investee.

Investment income is recorded when earned. Realized gains and losses on the sale of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" is excluded from the statutory basis statements of admitted assets, liabilities and surplus. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt.

Derivatives
Derivative instruments are valued in accordance with the NAIC Accounting Practices and Procedures manual and the NAIC Purposes and Procedures manual of the Securities Valuation Office. All derivative instruments used for hedging purposes are valued consistently with the hedged items.

Premiums and Related Commissions
Premiums are recognized as income over the premium paying period of the policies. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred. For the year ended December 31, 2001, consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability. During year end 2000 and 1999, considerations received on deposit-type funds totaling $280,028,488 and $120,478,181 were recorded as income in the Summary of Operations.

Reserves for Life Contingent Products and Deposit-type Funds
Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (American Experience, 1941 CSO, 1958 CSO, 1960 CSG and 1980 CSO tables) as prescribed by regulatory authorities. Reserves for annuities using the Commissioners' Annuity Reserve Valuation Method ("CARVM") and deposit-type contracts are computed on the basis of interest rates ranging from 2.5% to 12.75%. Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined by formula as described in the annual statement instructions.

For year ended December 31, 2001, reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. During 2000 and 1999, withdrawals of $389,243,670 and $171,963,066 to return funds to the contract holder were recorded as a benefit expense in the Summary of Operations. Tabular interest on deposit-type funds is calculated by formula as described in the annual statement instructions.

Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. Liabilities for losses are based on claim run-out experience or, in the case of potentially long-term claim run-outs, on expected claim continuance tables reflective of contractual limits of liability. Loss adjustment expenses are based on the relationship of claim administrative expenses to these claim liabilities.

Asset Valuation Reserve (AVR) and Interest Maintenance Reserves (IMR)
The Company establishes certain reserves as promulgated by the NAIC. The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold.

Property
Property is carried at cost less accumulated depreciation. The Company provides for depreciation of property using straight-line and accelerated methods over the estimated useful lives of assets. Buildings are generally depreciated over forty years. Furniture and fixtures are generally depreciated over three to ten years. Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally depreciated over three to twenty years. Depreciation and amortization expense was approximately $ 4,112,630 and $ 4,201,351 for the years ended December 31, 2001 and 2000, respectively.

Maintenance and repairs are charged to expense as incurred.

Separate Accounts
The assets of the separate accounts shown in the statutory basis statements of admitted assets are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of contract holders under specific individual annuity and group annuity contracts. Deposits and premiums received from, and benefits paid to, separate account contract holders are reflected in the statutory basis statements of income, but are offset by transfers to and from the separate accounts, respectively. Net investment income and realized capital gains and losses on the separate accounts are reflected net of amounts credited to contract holders in the statutory basis statements of income. Mortality, policy administration and surrender charges for all separate accounts are included in revenue.

Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         Cash, Short-Term Investments and Other Invested Assets - The carrying amounts for these instruments approximate their fair values.

         Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

         Loan-Backed Securities - The fair values of loan-backed securities are estimated using values obtained from external public prices when available and BondEdge Pricing Service.

         Unaffiliated Common Stocks - The fair values for unaffiliated common stocks are based on quoted market prices.

         Affiliated Common Stock - The fair values of affiliated common stocks are based on the Company's equity in the underlying book value.

         Preferred Stocks - The carrying amounts for these instruments approximate their fair values.

         Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

         Policy Loans - The carrying values of policy loans approximates their fair value as they may be repaid at any time.

         Funds Left on Deposit -Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

         Separate Account Assets and Liabilities - The fair values of Separate Account Assets are based upon quoted market prices. Separate Account liabilities are carried at the fair value of the underlying assets.

         Investment Contracts - The fair values for liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

         Derivatives - The fair value of interest-rate swaps, foreign currency swaps and interest-rate caps represents the amount at which the contracts could be settled based upon estimates obtained from issuing brokers. The fair value of equity-linked notes represents the appreciation of the underlying debt security based upon the cumulative return of the designated index.

Concentrations of Credit Risk
Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

Vulnerability Due to Certain Concentrations
The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Note 2
------
Accounting Changes and Correction of Errors

Change in Accounting Principle as a Result of the Initial Implementation of Codification
Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles is reported as an adjustment to surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased surplus by approximately $20.7 million as of January 1, 2001. Included in this total adjustment are reductions to surplus of approximately $5.3 million related to guaranty funds, $8.6 million related to pensions and $11.2 million related to the nonadmission of aircraft with increases to surplus of approximately $25.9 million related to the Interest Maintenance Reserve and $19.9 million related to deferred tax assets.

Note 3
------
Investments

Debt Securities

The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair values of the Company's investment securities were as follows:

                                                    Cost or              Gross               Gross              Estimated
                                                  Amortized            Unrealized          Unrealized             Fair
                                                     Cost                Gains               Losses               Value
At December 31, 2001:
U.S. Government                                $    97,029,128       $   3,578,834        $    933,045      $    99,674,917
Political subdivisions                               4,244,312             156,816                   0            4,401,128
Mortgage backed securities                         697,973,433          29,443,303           1,641,552          725,775,184
Special revenue                                     81,830,007          10,631,194                   0           92,461,201
Industrial and miscellaneous                     5,737,451,581         178,448,929          71,414,535        5,844,485,975
Public utilities                                   484,194,520          17,737,753           5,858,789          496,073,484
Collateralized mortgage
    obligations                                  1,147,127,112          39,846,042           3,236,254        1,183,736,900
Subsidiaries                                        45,000,000                   0                   0           45,000,000
                                              ----------------       -------------        ------------      ---------------

     Total                                     $ 8,294,850,093       $ 279,842,871        $ 83,084,175      $ 8,491,608,789
                                              ================       =============        ============      ===============

Bonds                                          $ 8,160,865,092
Short-term investments                             133,985,001
                                              ----------------
                                               $ 8,294,850,093
                                              ================

                                                    Cost or               Gross               Gross              Estimated
                                                  Amortized             Unrealized          Unrealized             Fair
                                                     Cost                 Gains               Losses               Value
At December 31, 2000:
U.S. Government                                $    76,876,586       $   4,813,220        $      7,049      $    81,682,757
Political subdivisions                               6,517,788              98,141                   0            6,615,929
Mortgage backed securities                         648,942,300          20,931,937           1,803,680          668,070,557
Special revenue                                     99,972,828           6,162,202                   0          106,135,030
Industrial and miscellaneous                     5,416,575,820          98,098,548         122,549,725        5,392,124,643
Public utilities                                   494,155,801          16,310,264           6,621,784          503,844,281
Collateralized mortgage
   obligations                                     896,173,518          26,578,241           3,735,858          919,015,901
Subsidiaries                                        10,000,000                   0                   0           10,000,000
                                              ----------------       -------------       -------------      ---------------

     Total                                     $ 7,649,214,641       $ 172,992,553        $134,718,096      $ 7,687,489,098
                                              ================       =============       =============      ===============

Bonds                                          $ 7,614,312,985
Short-term investments                              34,901,656
                                              ----------------
                                               $ 7,649,214,641
                                              ================

The December 31, 2000 amortized cost of bonds includes $4,045,680 of non-admitted assets related to bonds that were in or near default.

The cost or amortized cost and estimated fair value of debt securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Cost or
                                                                      Amortized
                                                                        Cost                Fair Value
     Due in one year or less                                      $   366,644,445        $   370,023,688
     Due after one year through five years                          1,747,319,622          1,784,516,177
     Due after five years through ten years                         2,108,358,060          2,155,549,976
     Due after ten years                                            2,227,427,421          2,272,006,864

     Collateralized mortgage obligations and mortgage
     backed securities                                              1,845,100,545          1,909,512,084
                                                                  ---------------        ---------------

                                                                  $ 8,294,850,093        $ 8,491,608,789
                                                                  ===============        ===============

Gross realized gains and losses from investments consist of the following:

                                                                                                     Net
                                                             Gross              Gross              Realized
                                                            Realized           Realized              Gains
                                                             Gains              Losses             (Losses)
     Year ended December 31, 2001
      Bonds                                               $ 10,297,313       $ 42,200,534        $(31,903,221)
      Preferred stocks                                               0                  0                   0
      Common stocks                                                  0            451,830            (451,830)
      Mortgage loans                                            55,598          3,095,983          (3,040,385)
      Real estate                                            4,329,146          3,889,637             439,509
      Other invested assets                                    701,533         15,503,208         (14,801,675)
                                                          ------------       ------------        -------------

                                                          $ 15,383,590       $ 65,141,192         (49,757,602)
                                                          ============       ============
       Capital gains tax                                                                             (802,306)
       Transfer to IMR                                                                             (1,490,000)
                                                                                                 -------------

       Net realized capital gains (losses)                                                       $(52,049,908)
                                                                                                 =============

                                                                                                     Net
                                                               Gross            Gross              Realized
                                                             Realized          Realized             Gains
                                                               Gains            Losses             (Losses)
Year ended December 31, 2000
  Bonds                                                    $  8,789,941     $   19,235,881     $    (10,445,940)
  Preferred stocks                                                    0                  0                    0
  Common stocks                                               2,763,766          2,061,667              702,099
  Mortgage loans                                              1,284,987          1,506,353             (221,366)
  Real estate                                                 3,853,778                  0            3,853,778
  Other invested assets                                      65,760,117          7,882,211           57,877,906
                                                           ------------     --------------     ---------------

                                                           $ 82,452,589     $   30,686,112           51,766,477
                                                           ============     ==============
  Capital gains tax                                                                                 (18,014,918)
  Transfer to IMR                                                                                     5,044,151
                                                                                               ----------------

  Net realized capital gains (losses)                                                          $     38,795,710
                                                                                               ================
                                                                                                     Net
                                                              Gross            Gross              Realized
                                                            Realized          Realized              Gains
                                                              Gains            Losses              (Losses)
Year ended December 31, 1999
  Bonds                                                    $  5,963,118     $    4,998,234     $        964,884
  Preferred stocks                                            1,975,380                  0            1,975,380
  Common stocks                                                 112,286          1,716,877           (1,604,591)
  Mortgage loans                                              2,313,158                  0            2,313,158
  Real estate                                                   779,916                  0              779,916
  Other invested assets                                      19,800,435            647,740           19,152,695
                                                           ------------     --------------     ----------------

                                                           $ 30,944,293     $    7,362,851           23,581,442
                                                           ============     ==============
  Capital gains tax                                                                                  (8,233,097)
  Transfer to IMR                                                                                    (3,224,180)
                                                                                               ----------------

  Net realized capital gains (losses)                                                          $     12,124,165
                                                                                               ================

Proceeds from the sale of bonds were $458,527,968, $408,658,599 and $321,474,524 during 2001, 2000 and 1999, respectively.

Mortgage Loans
The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum and minimum lending rates for mortgage loans, during 2001 were 8.50% and 4.07%, respectively. During 2001, the Company did not reduce interest rates on any outstanding mortgage loans.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75%. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $58,745 and $2,500 at December 31, 2001 and 2000, respectively.

The Company's mortgage loans finance various types of commercial properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

                                             2001           2000
        California                          $ 96,031,211   $ 62,129,343
        Texas                                 75,658,569     79,968,051
        Florida                               57,852,053     60,628,868
        Michigan                              48,695,761     48,663,399
        Maryland                              43,180,348     25,762,167
        Alabama                               39,121,407     41,102,341
        All Other States                     475,800,058    505,927,792
                                            ------------   ------------
                                            $836,339,407   $824,181,961
                                            ============   ============


At December 31, 2001 and 2000, the average balance of impaired mortgage loans was $8,730,370 and $0, respectively.

The Company accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The recorded balance, excluding accrued interest, of mortgage loans held by the Company with accrued interest more than 180 days past due and the amount of interest past due thereon at December 31, 2001 and 2000, respectively, was as follows:

                                                     2001            2000
          Mortgage loans with interest over 180
          days past due                          $  3,206,396    $          0
          Accrued interest more than 180 days
          past due                               $          0    $          0


Interest income on impaired mortgage loans is generally recognized on a cash basis. Interest income recognized during the period in which mortgage loans were impaired totaled $319,291 and $0 during 2001 and 2000, respectively. Related to this balance, interest income recognized on a cash basis during the period the mortgage loans were impaired totaled $319,291 and $0 during 2001 and 2000, respectively.

The impaired mortgage loan balance and related activity in the allowance for credit losses at December 31, 2001 and 2000 was as follows:

                                                     2001            2000
          Impaired mortgage loans with an
          allowance for credit losses            $          0    $          0
          Impaired mortgage loans without an
          allowance for credit losses            $  7,501,767    $          0

Real Estate Investments
The home office properties are occupied jointly by the Company and certain subsidiaries. In addition, the Company has investments in certain retail and commercial properties.

Fair Value of Financial Instruments
The cost or amortized cost and estimated fair value of the Company's investment securities were as follows:

                                                           2001                                2000
                                                Statement        Estimated          Statement         Estimated
                                                  Value          Fair Value           Value           Fair Value
Financial Assets:
Bonds                                        $8,160,865,092    $8,357,623,788    $7,610,267,305    $7,652,587,442
Preferred Stock                                  54,716,261        54,716,261        52,305,000        52,273,617
Common stocks - unaffiliated                     11,508,937        11,508,937        11,926,479        11,926,479
Common stocks - affiliated                       85,016,498        85,016,498       100,355,826       100,355,826
Mortgage loans on real estate                   836,339,407       870,207,171       824,181,961       852,257,479
Short-term investments                          133,985,001       133,985,001        34,901,656        34,901,656
Policy loans                                    148,036,732       148,036,732       143,372,131       143,372,131
Assets related to separate accounts           1,378,023,575     1,378,023,575     1,589,181,407     1,589,181,407

Financial Liabilities:
Reserves for investment contracts             1,540,863,000     1,522,581,000     1,279,651,000     1,293,786,000
Other deposit-type contracts                    417,796,456       440,805,341       483,093,632       507,810,089
Liabilities related to separate accounts      1,372,398,994     1,372,398,994     1,569,554,629     1,569,554,629


Note 4
------
Joint Ventures, Partnerships and Limited Liability Companies

The Company recognized a $9,458,219 impairment write down for its investments in eight limited liability companies during the statement periods. The fair values of the limited liability partnerships were determined by using Partnership Valuation Reports based on underlying audited GAAP financial statements. These partnerships were primarily in final liquidation phases. There was no impact to surplus as this had previously been reflected in the carrying values. The realized loss is reported in net realized capital losses.

Note 5
------
Investment Income

Due and accrued income was excluded from investment income on mortgage loans and bonds where collection of interest is uncertain and on mortgage loans in process of foreclosure. Rent in arrears was also excluded from investment income if collection was uncertain. Interest on mortgage loans in foreclosure of $587,228 and $0 was excluded in 2001 and 2000, respectively.

Note 6
------
Derivative Financial Instruments

The Company invests in certain derivative financial instruments to reduce exposure to interest-rate risks associated with assets held or liabilities incurred. Derivative financial instruments utilized by the Company include interest-rate swaps, interest-rate caps and equity-linked notes. The Company does not engage in trading of these instruments.

Interest-rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Net settlement amounts are reported as adjustments to net investment income on an accrual basis over the life of the swap agreement. Gains and losses resulting from early termination of interest-rate swaps used for hedging are deferred and amortized over the remaining period originally covered by the swap. The Company enters into interest-rate swap agreements to manage interest-rate exposure. The primary purpose for the interest-rate swap agreements is to modify the interest-rate sensitivities of certain investments so that they are highly correlated with the interest-rate sensitivities of certain insurance liabilities.

Interest-rate caps represent a right to receive the excess of a referenced interest rate over a given rate in exchange for the payment of a premium. Premiums are amortized and recorded as an adjustment to net investment income over the life of the investment using the effective interest method. The Company uses interest-rate caps to more effectively manage interest-rate risk associated with single premium deferred annuity contracts. This allows the Company to limit the risk associated with an increase in interest rates.

Equity-linked notes are stated at amortized cost. These instruments pay interest based on a very modest (or no) semi-annual or annual coupon rate and pay at maturity all principal plus "contingent" interest based on a coupon rate equal to the percentage increase in a designated index. If the index has declined over the term of the note, no contingent interest is payable, but at maturity all principal would nevertheless be payable. The designated index is typically linked to the performance of a known stock index or basket of indices. Interest income is accrued at the coupon rate while "contingent" interest is recognized upon maturity. The Company uses equity-linked notes to more cost effectively diversify its exposure to equity markets and as an asset replication instrument to match the liabilities of certain group annuity contracts where the customer seeks equity market participation. Equity-linked notes help reduce the Company's exposure to fluctuations in equity instruments by linking a substantial portion of their expected total return to certain market indices while preserving the invested principal.

The following table summarized the contract or notional amount, credit exposure, estimated fair value and statement value of the Company's derivative financial instruments at December 31:

                                                                                      2001
                                                         Contract/                                            Estimated
                                                          Notional          Statement         Credit            Fair
                                                          Amount              Value          Exposure           Value
Interest rate contracts
  Interest rate swaps                                   $ 221,500,000     $         0      $   701,727       $ (1,751,333)
  Financial futures and forward contracts                           0               0                0                  0
  Interest rate cap and floor agreements                  485,000,000       2,148,657                0          1,924,907
                                                        -------------     -----------      -----------       ------------
  Total interest rate contracts                         $ 706,500,000     $ 2,148,657      $   701,727       $    173,574
Equity and commodity contracts
  Options, warrants and financial futures               $           0     $         0      $         0       $          0
  Structured equity swaps                                           0               0                0                  0
  Equity-linked notes                                      45,000,000               0                0         17,888,415
                                                        -------------     -----------      -----------       ------------
  Total equity and commodity contracts                  $  45,000,000     $         0      $         0       $ 17,888,415
Foreign currency contracts
  Foreign currency swap agreements                      $           0     $         0      $         0       $          0
                                                        -------------     -----------      -----------       ------------
  Total derivative financial instruments                $ 751,500,000     $ 2,148,657      $   701,727       $ 18,061,989
                                                        =============     ===========      ===========       ============

                                                                                      2000
                                                          Contract/                                           Estimated
                                                          Notional         Statement          Credit             Fair
                                                           Amount            Value           Exposure           Value
Interest rate contracts
  Interest rate swaps                                   $ 212,500,000     $         0      $ 1,266,538       $ (2,731,046)
  Financial futures and forward contracts                           0               0                0                  0
  Interest rate cap and floor agreements                  595,000,000       2,602,848                0            723,880
                                                        -------------     -----------      -----------       ------------
  Total interest rate contracts                         $ 807,500,000     $ 2,602,848      $ 1,266,538       $ (2,007,166)
Equity and commodity contracts
  Options, warrants and financial futures               $           0     $         0      $         0       $          0
  Structured equity swaps                                           0               0                0                  0
  Equity-linked notes                                     101,000,000       1,180,400                0         66,512,118
                                                        -------------     -----------      -----------       ------------
  Total equity and commodity contracts                  $ 101,000,000     $ 1,180,400      $         0       $ 66,512,118
Foreign currency contracts
  Foreign currency swap agreements                      $           0     $         0      $         0       $          0
                                                        -------------     -----------      -----------       ------------
  Total derivative financial instruments                $ 908,500,000     $ 3,783,248      $ 1,266,538       $ 64,504,952
                                                        =============     ===========      ===========       ============

These derivative financial instruments involve, to varying degrees, elements of credit and market risk which are not recognized in the statutory basis statements of admitted assets, liabilities and surplus. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract which exceeds the value of existing collateral, if any. Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. The Company evaluates the risk associated with derivatives in much the same way as the risks with on-balance sheet financial instruments. The derivative's risk of credit loss is generally a small fraction of the notional value of the instrument and is represented by the fair value of derivative financial instruments with positive fair values. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

The Company has considerable experience in evaluating and managing credit risk. Each issuer or counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

Note 7
------
Income Taxes

The Company is included in a consolidated federal income tax return including the following: Mutual of Omaha Insurance Company, Omaha Indemnity Company, Omaha Property and Casualty Company, Exclusive Healthcare, Inc., Mutual of Omaha of South Dakota & Community Health Plus HMO, Inc., Mutual of Omaha Health Plans of Ohio, Inc., Mutual of Omaha Health Plans, Inc., Adjustment Services, Inc., KFS Corporation, Kirkpatrick, Pettis, Smith, Polian Inc., KPM Investment Management, Inc., Kirkpatrick Pettis Trust Company, Mutual of Omaha Holdings, Inc., Mutual of Omaha Investors Services, Inc., Mutual of Omaha Marketing Corporation, innowave incorporated, Mutual of Omaha Structured Settlement Company, Connecticut, Mutual of Omaha Structured Settlement Company of New York, Inc., Companion Life Insurance Company, United World Life Insurance Company. Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision of federal income tax expense is based on separate return calculations with credit for net operating losses allowed only as each company would utilize such losses on a separate return basis. At December 31, 2001, the Company had no net operating loss or credit carryovers.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

                            2001           $   38,539,197
                            2000           $   61,103,160
                            1999           $   40,809,918

The components of current income tax expense are as follows:

                                                       2001              2000
         Current year U.S. income tax expense     $ 38,538,937     $ 64,370,480
         State and foreign tax                         841,590          784,363
         Tax credits                                  (423,912)        (287,718)
         Tax benefit on capital gains                  (31,152)         (31,034)
         Prior year tax expense (benefit)           (2,948,567)     (10,403,809)
                                                    -----------    ------------
         Total current income taxes incurred
         (including capital gains (losses))       $ 35,976,896     $ 54,432,282

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                             12/31/2001
            Expected federal income tax expense              $ 29,877,469
            Investment income adjustments                       8,228,819
            Book reserves in excess of tax reserves             3,639,946
            Net deferred acquisition costs                      5,121,167
            Nontaxable dividend from affiliate                 (9,100,000)
            Other                                                 771,536
                                                             ------------
            Total statutory income taxes                     $ 38,538,937
                                                             ============

            Federal taxes incurred                           $ 35,174,590
            State and foreign tax                                (841,590)
            Tax credits                                           423,912
            Tax benefit (expense) on capital gains (losses)        31,152
            Prior year tax expense (benefit)                    2,948,567
            Capital gains tax                                     802,306
                                                             ------------
            Total statutory income taxes                     $ 38,538,937
                                                             ============

The components of the net deferred tax asset (DTA) and deferred tax liability
(DTL) reflected in other assets at December 31, 2001 and January 1, 2001 are as follows:

                                                                              12/31/2001            01/01/2001
    Total of all deferred tax assets (admitted and
    nonadmitted)                                                           $  183,794,679         $  160,172,385
    Total of all deferred tax liabilities                                      27,359,230             50,409,638
                                                                           --------------         --------------
    Net deferred tax asset (liability)                                     $  156,435,449         $  109,762,747
    Total deferred tax assets nonadmitted in accordance
    with SSAP No. 10, Income Taxes                                            131,407,219             89,856,844
                                                                           --------------         --------------
    Net admitted deferred tax asset                                        $   25,028,230         $   19,905,903
                                                                           ==============         ==============
    Increase (decrease) in deferred tax assets nonadmitted                 $   41,550,375             N/A
                                                                           ==============

Under federal income tax law prior to 1984, the Company was allowed certain special deductions that are accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account will become subject to tax at the then current tax rates only if certain distributions are deemed to be paid out of the account or if the Company becomes subject to income tax other than as a "life insurance" company. Management believes that the chance that those conditions will exist is not likely. At December 31, 2001, the Company has accumulated $31,615,000 in its policyholders' surplus account. Deferred taxes have not been provided on this amount.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2001 and January 1, 2001 are as follows:

Deferred Tax Assets                                                     12/31/2001          01/01/2001           Change
Policy reserves                                                     $   77,649,717     $    74,469,351     $    3,180,366
Proxy DAC                                                               77,659,744          72,258,016          5,401,728
Expense accruals and other prepaid taxable income                        6,516,460          11,274,567         (4,758,107)
Nonadmitted assets                                                      17,450,490                   0         17,450,490
Bonds and other invested assets                                          4,518,268           2,170,451          2,347,817
                                                                    --------------     ---------------     --------------
Total DTAs                                                          $  183,794,679     $   160,172,385         23,622,294
Total DTAs non-admitted                                               (131,407,219)        (89,856,844)       (41,550,375)
                                                                    --------------     ---------------     --------------
Admitted deferred tax assets                                        $   52,387,460     $    70,315,541     $  (17,928,081)
                                                                    ==============     ===============     ==============

Deferred Tax Liabilities                                               12 /31/2001          01/01/2001           Change
Unrealized loss exhibit 4 losses excluding affiliate
    stock                                                           $   (9,663,877)    $   (27,026,618)    $   17,362,741
Depreciable property                                                   (15,241,091)        (14,041,830)        (1,199,261)
Other deferred taxable income                                           (2,454,262)         (9,341,190)         6,886,928
                                                                    --------------     ---------------     --------------
Total DTL's                                                         $  (27,359,230)    $   (50,409,638)    $   23,050,408
                                                                    ==============     ===============     ==============

Net admitted deferred tax asset                                     $   25,028,230     $    19,905,903     $    5,122,327
                                                                    ==============     ===============     ==============

The change in net deferred income taxes is comprised of the following:

                                                                        12/31/2001          01/01/2001           Change
              Total deferred tax assets                             $  183,794,679     $   160,172,385     $   23,622,294
              Total deferred tax liabilities                            27,359,230          50,409,638        (23,050,408)
                                                                    --------------     ---------------     --------------
              Net deferred tax asset (liability)                    $  156,435,449     $   109,762,747         46,672,702
                                                                    ==============     ===============
              Tax effect of unrealized gains (losses)                                                         (12,979,536)
                                                                                                           --------------
              Change in net deferred income tax                                                            $   33,693,166
                                                                                                           ==============

The Company's tax returns have been examined by the Internal Revenue Service through 1995. Management believes the final resolution of all income tax issues for 1995 and prior years will not have a material impact on the Company's statutory basis financial statements.

Note 8
------
Information Concerning Parent, Subsidiaries and Affiliates

Related Party Transactions
At December 31, 2001, the Company reported a net $7,590,359 as amounts payable to subsidiaries. Outstanding items are generally settled within 30 days.

Under the terms of a reinsurance treaty effected June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance are shared equally by the Company and Mutual of Omaha. The amounts ceded were as follows:

      At December 31,                                                              2001                 2000
         Aggregate reserve for policies and contracts                       $  100,570,044       $   94,255,445
                                                                            ==============       ==============

         Policy and contract claims                                         $   98,732,232       $   96,196,102
                                                                            ==============       ==============

     Year Ended December 31,                                  2001                 2000                 1999

         Premium considerations                        $   459,407,678      $  437,949,167       $  440,864,375
                                                       ===============      ==============       ==============

         Policyholder and beneficiary benefits         $   372,549,099      $  355,544,047       $  370,484,415
                                                       ===============      ==============       ==============

         Group reinsurance settlement expense
         (included in operating expenses)              $    10,264,217      $   16,852,083       $   25,391,147
                                                       ================     ==============       ==============

The Company also assumes group and individual life insurance from Companion. The Company entered into a coinsurance treaty with Companion relating to bank annuity business in which Companion cedes 90% of the 2001 and 2000 related premiums to the Company and the Company pays 90% of the related benefits, in 2001 and 2000, respectively. The total amounts assumed by the Company relating to the treaties with Companion were as follows:

      At December 31,                                                              2001                 2000
         Aggregate reserve for policies and contracts                       $  103,980,018       $   90,950,703
                                                                            ==============       ==============

         Policy and contract claims                                         $      875,325            1,854,892
                                                                            ==============       ==============

         Other amounts receivable under reinsurance contracts               $  105,538,273       $   93,601,267
                                                                            ==============       ==============

The amounts assumed by the Company from Companion and included in statutory statements of income were as follows:

      Year Ended December 31,                                 2001                 2000                 1999
         Premium considerations                        $     15,087,591     $   29,586,170       $   23,134,359
                                                       ================     ==============       ==============

         Policyholder and beneficiary benefits         $      5,560,531     $    8,718,336       $    7,951,294
                                                       =================    ==============       ==============

Allocated Expenses
The home office properties are occupied jointly by the Company, Mutual of Omaha and certain affiliates. Because of this relationship, the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable.

Note 9
------
Debt

The Company had an outstanding liability for borrowed money of $10,000,000 in short-term debt as of December 31, 2001 and 2000. $5,000,000 matures on January 4, 2002 with a rate of 2.60% and $5,000,000 matures January 18, 2002 with a rate of 2.55%. The Company and Mutual of Omaha have short-term lines of credit with a number of banks on a joint basis for a total borrowing capacity of $225,000,000. The credit lines are primarily used to satisfy short term liquidity needs.

Note 10
-------
Retirement Plans, Deferred Compensation, Post Employment Benefits and Compensated Absences and Other Postretirement Benefit Plans

Defined Benefit Plan

The Company, with its parent Mutual of Omaha Insurance Company and other affiliates (the "Companies"), sponsors a defined benefit pension plan covering substantially all regular employees. Plan benefits are based on years of service and the employee's compensation during the five years out of the last ten years of employment which provides the highest average. Normal funding policy is to contribute annually the amount that can be deducted for federal income tax purposes, and to charge the Company and each subsidiary for its allocable share of such contributions based on a percentage of payroll. The Company held all plan assets under the terms of a group annuity contract and in domestic equity and international common stock funds. The Company's portion of the pension expense was $2,133,643, $3,306,179 and $3,760,030 as of 2001, 2000 and 1999,
respectively.

In addition to pension benefits, the Companies provide certain health care and life insurance postretirement benefits for retired employees. The costs of these postretirement benefits are allocated to the Companies in accordance with an intercompany cost sharing agreement. Substantially all employees hired prior to 1995 may become eligible for these benefits if they meet certain age and service requirements while working for the Companies. The level of postretirement benefits varies with the retiree's length of service with the Companies. The Companies reserve the right to terminate or amend eligibility, benefits or costs of their postretirement benefit plans as set forth in the benefit plan documents.

A summary of assets, obligations and assumptions of the Pension and Postretirement Benefit Plans are as follows at December 31, 2001 and 2000:

                                                                                                         Postretirement
                                                                             Pension Benefits               Benefits
                                                                                   2001                       2001
                                                                                   ----                       ----
   Change in benefit obligation
   a. Benefit obligation at beginning of year                                $  518,446,805              $  82,952,989
   b. Service cost                                                               13,107,679                          0
   c. Interest cost                                                              39,804,495                  6,631,022
   d. Contribution by plan participants                                                   0                          0
   e. Actuarial (gain) loss                                                       8,446,192                  7,156,996
   f. Foreign currency exchange rate changes                                              0                          0
   g. Benefits paid                                                             (26,731,690)                (6,793,242)
   h. Plan amendments                                                                     0                          0
   i. Business combinations, divestitures,
      curtailments, settlements and special
      termination benefits                                                                0                          0
   j. Assumption change                                                          22,916,154                 10,731,765
                                                                             --------------              -------------
   k.Benefit obligation at end of year                                       $  575,989,635              $ 100,679,530
                                                                             ==============              =============


   Change in plan assets
   a. Fair value of plan assets at beginning of year                         $  491,446,805              $  14,243,642
   b. Actual return on plan assets                                                3,199,131                  1,024,296
   c. Foreign currency exchange rate changes                                              0                          0
   d. Employer contribution                                                      39,414,462                  4,138,154
   e. Plan participants' contributions                                                    0                          0
   f. Benefits paid                                                             (26,731,690)                         0
   g. Business combinations, divestitures and
      settlements                                                                         0                          0
                                                                             --------------              -------------
   h. Fair value of plan assets at end of year                               $  507,328,708              $  19,406,092
                                                                             ==============              =============


   Funded status
   a.  Unamortized prior service cost                                        $            0              $           0
   b. Unrecognized net gain or (loss)                                           (72,785,352)                (4,427,415)
   c. Remaining net obligations or net asset at initial
      date of application                                                                 0                (44,202,014)
   d. Prepaid assets or accrued liabilities                                       4,124,425                (32,644,009)
   e. Intangible asset                                                                    0                          0

   Benefit obligation for non vested employees                               $            0              $           0

                                                                                                          Postretirement
                                                                             Pension Benefits                Benefits
                                                                                   2001                        2001
                                                                                   ----                        ----
   Components of net periodic benefit cost
   a. Service cost                                                           $   13,107,679              $           0
   b. Interest cost                                                              39,804,495                  6,631,022
   c. Expected return on plan assets                                            (44,622,137)                (1,024,296)
   d. Amortization of unrecognized transition
      obligation or transition asset                                                      0                  4,018,365
   e. Amount of recognized (gains) and losses                                             0                    (55,166)
   f. Amount of prior service cost recognized                                             0                          0
   g. Amount of gain or loss recognized due to a
      settlement or curtailment                                                           0                          0
   h. Transition to SSAP 8                                                       27,000,000                          0
                                                                             --------------              -------------
   i. Total net periodic benefit cost                                        $   35,290,037              $   9,569,925
                                                                             ==============              =============

A minimum pension liability adjustment is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment at December 31, 2001, less allowable intangible assets, net of tax benefit, was $10,061,172.

The assumptions used in determining the actuarial present value of the projected benefit obligations above were as follows:

                                                                                        Postretirement
                                                                     Pension Benefits   Benefits
                                                                     2001               2001
                  Weighted-average assumptions as of  Dec. 31
                  a. Discount rate                                   7.50%              7.50%
                  b. Rate of compensation increase                   5.00%              N/A
                  c. Expected long-term rate of return on plan
                     assets                                          9.00%              6.75%

Pension plan assets include approximately $311,541,000 and $290,801,000 of United of Omaha Life Insurance Company guaranteed interest contracts as of December 31, 2001 and 2000, respectively.

In 1993, the Companies changed their method of accounting for the costs of these retiree benefits to the accrual method, and elected to amortize the transition obligation for retirees and fully-eligible employees over 20 years. The Companies' total postretirement benefit obligation for retirees and fully-eligible employees was approximately $100.7 million at December 31, 2001. The Companies' estimated benefit obligation for active ineligible employees was approximately $24.4 million at December 31, 2001. The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% and the health care cost trend rate was 5.0% per year. At December 31, 2001 the Companies' accrued benefit was $32.6 million. The Companies partially funded their postretirement medical benefits through a contribution of $4.1 million to a Postretirement Medical 401(h) Account in September 2001.

The Companies' total net postretirement benefits costs for 2001 were approximately $9.6 million and include the expected cost of such benefits for newly eligible employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company's share of net postretirement benefits costs for 2001 was $2.8 million. The Company paid total postretirement benefits of approximately $2.0 million in 2001, as claims were incurred.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                   1% Increase         1% Decrease
      a. Effect on total of service and interest
         cost components                             $  10,101,993       $  9,105,934

      b. Effect on postretirement benefit
         obligation                                  $ 107,815,721       $ 94,457,141

Defined Contribution Plans

The Companies sponsor a 401(k) profit sharing plan for which substantially all employees are eligible. The Company's expense for this plan was $3,469,348, $3,650,770 and $2,582,728 in 2001, 2000 and 1999, respectively.

Note 11
-------
Capital and Surplus, Dividend Restrictions and Quasi-Reorganizations

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities. The maximum amount of dividends which can be paid to the stockholder without prior approval of the Director of Insurance of the State of Nebraska is the greater of 10% of the insurer's surplus as of the previous December 31 or net gain from operations for the previous twelve month period ending December 31. Based upon these restrictions, the Company is permitted a maximum dividend distribution of $101,437,210 in 2002.

Note 12
-------
Commitments and Contingencies

Contingent Commitments
Commitments to invest generally represent commitments to acquire financial interest or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investment in the limited partnerships is not actively traded, it is not practicable to estimate the fair value of these commitments. The amount of such commitments to invest is $73,435,181 as of December 31, 2001.

The Company had commitments to fund bond investments of $25,000,000 as of December 31, 2001.

Commitments to extend mortgage loans are agreements to lend a borrower, provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Since these commitments may expire or terminate, the total commitments do not necessarily represent future liquidity requirements. Commitments to extend mortgage loans, which are secured by underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers. The Company had commitments to fund mortgage loans of $136,312,477 as of December 31, 2001.

The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying statutory basis statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company had securities loans to third parties of $150,395,000 as of December 31, 2001.

Guaranty Fund Assessments
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company has estimated its costs related to past insolvencies and has recorded a net charge to operations of $25,248 at December 31, 2001 and $5,287,475 charged to surplus as a result of the cumulative effect of codification.

All Other Contingencies
Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

Note 13
-------
Leases

The Company leases certain property to house home office operations in Omaha, Nebraska, from its parent, Mutual of Omaha. The current lease expires December 31, 2035.

The Company and Mutual of Omaha rent office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under those leases as of December 31, 2001 were approximately:

                           2002        $ 14,907,051
                           2003          10,619,553
                           2004           6,847,739
                           2005           3,566,618
                           2006           2,368,852
                        Thereafter        1,736,645
                                       ------------

                          Total        $ 40,046,458
                                       ------------


Note 14
-------
Gain or Loss to the Reporting Entity from Uninsured A&H Plans and Uninsured Portion of Partially Insured Plans

The Company cedes 100% of its group accident and health plans to Mutual of Omaha Insurance Company.

Note 15
-------
Direct Premiums Written

The Company's direct accident and health premium of $26,875,110 and $35,683,162 was written by third party administrators (TPAs) during 2001 and 2000, respectively. No TPA wrote direct premium in excess of 5% of the Company's surplus during either period.

Note 16
-------
Other Items

The Company incurred $1,055,000 in direct claims and $441,000 in reinsurance assumed from its affiliate, Companion Life Insurance Company, as a direct result of the September 11 events. Direct claims of $250,000 are reinsured with a non-affiliated company.

Securities with an amortized cost of $1,596,349 and $5,368,044 at December 31, 2001 and 2000, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

Note 17
-------
Reinsurance

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

During the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

Note 18
-------
Retrospectively Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospectively rated premium adjustments for its group life insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

The amount of net premium earned by the Company at December 31, 2001 that are subject to retrospective rating features was approximately $85,000,000 and $73,000,000 in 2001 and 2000, respectively. These net premiums represent 44.3% and 42.3%of the total net premium for group business for 2001 and 2000. No other net premium written by the Company are subject to retrospective rating features.

Note 19
-------
Changes in Incurred Claims and Claim Adjustment Expenses

The Company cedes 100% of its retained accident and health insurance to its parent, Mutual of Omaha. Therefore, the incurred losses and loss adjustment expenses attributable to the Company's accident and health business are calculated and reported by Mutual of Omaha.

Note 20
-------
Reserves for Life Contingent Products and Deposit-Type Funds

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

Substandard reserves for plans introduced prior to 1989 are set equal to the excess of the reserve calculated using the appropriate substandard multiple mortality table over the reserve calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method.

Substandard reserves for plans introduced after 1988 are set equal to the unearned portion of the substandard premiums.

At December 31, 2001, the Company had policies with a face amount of $209,540,753 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Nebraska. Reserves to cover the above insurance totaled $2,088,058 at December 31, 2001.

Note 21
-------
Analysis of Annuity Reserves and Deposit Liabilities by Withdrawal
Characteristics

           At December 31, 2001
           Annuity reserves and deposit fund liabilities:

                                                                        Amount       % of Total
                                                                        ------       ----------
           Subject to discretionary withdrawal:
            (1) With market value adjustment                       $   762,740,390       9.5%
            (2) At book value less current surrender
                Charge of 5% or more                                   550,171,032       6.9%
            (3) At fair value                                        1,317,980,657      16.5%
                                                                   ---------------     ------
            (4) Total with adjustment or at market value             2,630,892,079      32.9%
            (5) At book value without adjustment
                (minimal or no charge)                               3,164,158,578      39.4%

           Not subject to discretionary withdrawal                   2,214,940,122      27.7%
                                                                   ---------------     ------

           Total (gross)                                             8,009,990,779     100.0%

           Reinsurance ceded                                            20,001,724
                                                                   ---------------

           Total (net)                                             $ 7,989,989,055
                                                                   ===============


           At December 31, 2000
           Annuity reserves and deposit fund liabilities:

                                                                        Amount       % of Total
                                                                        ------       ----------
           Subject to discretionary withdrawal:
            (1) With market value adjustment                       $   598,824,134       7.7%
            (2) At book value less current surrender
                charge of 5% or more                                   991,719,626      12.8%
            (3) At fair value                                        1,517,996,922      19.6%
                                                                   ---------------      -----
            (4) Total with adjustment or at market value             3,108,540,682      40.1%
            (5) At book value without adjustment
                (minimal or no charge)                               2,512,555,124      32.5%

           Not subject to discretionary withdrawal                   2,120,358,238      27.4%
                                                                   ---------------      -----

           Total (gross)                                             7,741,454,044     100.0%

           Reinsurance ceded                                            19,558,887
                                                                   ---------------

           Total (net)                                             $ 7,721,895,157
                                                                   ===============

The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Statements of Admitted Assets, Liabilities, Surplus as of December 31:

         December 31, 2001
         Life and Accident and Health Annual
         Statement:                                                         Amount
                                                                            ------
         Exhibit 8, Annuities Section, Total (net)                     $ 4,697,238,099
         Exhibit 8, Supplementary Contracts with Life
         Contingencies Section, Total (net)                                 16,110,843
         Exhibit of Deposit-Type Contracts, Line 14, Column 1            1,958,659,456
                                                                       ---------------
                                                                         6,672,008,398

         Separate Accounts Annual Statement:
         Exhibit 6, Line 0299999, Column 2                                 772,375,349
         Exhibit 6, Line 0399999, Column 2                                           0
         Page 3, Line 2, Column 3                                          545,605,308
         Page 3, Line 3.1, Column 3                                                  0
         Page 3, Line 3.2, Column 3                                                  0
         Page 3, Line 3.3, Column 3                                                  0
                                                                       ---------------
                                                                         1,317,980,657
                                                                       ---------------
         Total                                                         $ 7,989,989,055
                                                                       ===============
         December 31, 2000
         Life and Accident and Health Annual
         Statement:

                                                                            Amount
                                                                            ------
         Exhibit 8, Annuities Section, Total (net)                     $ 4,426,229,721
         Exhibit 8, Supplementary Contracts with Life
         Contingencies Section, Total (net)                                 14,842,503
         Exhibit of Deposit-Type Contracts, Line 14,
         Column 1                                                        1,762,826,012
                                                                       ---------------
                                                                         6,203,898,236

         Separate Accounts Annual Statement:
         Exhibit 6, Line 0299999, Column 2                                 970,178,978
         Exhibit 6, Line 0399999, Column 2                                           0
         Page 3, Line 2, Column 3                                          547,817,943
         Page 3, Line 3.1, Column 3                                                  0
         Page 3, Line 3.2, Column 3                                                  0
         Page 3, Line 3.3, Column 3                                                  0
                                                                       ---------------
                                                                         1,517,996,921
                                                                       ---------------
         Total                                                         $ 7,721,895,157
                                                                       ===============

Note 22
-------
Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

                                          2001                           2000
                     Type                 Gross          Net of         Gross         Net of
                                                        Loading                       Loading
          (1) Industrial               $          0   $          0   $          0  $          0
          (2) Ordinary New Business      20,529,497      4,963,162     18,830,421     4,923,684
          (3) Ordinary Renewal          126,467,298    127,235,283    125,972,903   119,102,851
          (4) Credit Life                         0              0              0             0
          (5) Group Life                 17,982,769     17,193,248     15,910,416    15,160,422
          (6) Group Annuity                       0              0              0             0
                                       ------------   ------------   ------------  ------------
          (7) Total                    $164,979,564   $149,391,693   $160,713,740  $139,186,957

Note 23
-------
Separate Accounts

Information regarding the separate accounts of the Company is as follows:

                                                              Nonindexed     Nonindexed     Nonguaranteed
                                                              Guarantee       Guarantee        Separate
                                                 Indexed    Less than/=4%  Greater than/4%     Accounts            Total
                                                 -------       ------         -----            --------            -----
For the year ended December 31, 2001:
Premiums, considerations or deposits             $     0      $        0    $          0   $    47,459,856    $    47,459,856
                                                 =======      ==========    ============   ===============    ===============

 At December 31, 2001
  Reserves by valuation basis:
    Market value                                 $     0      $        0    $          0   $ 1,349,568,361    $ 1,349,568,361
    Amortized cost                               $     0               0               0                 0                  0
                                                 -------      ----------    ------------   ---------------    ---------------
    Total reserves                               $     0      $        0    $          0   $ 1,349,568,361    $ 1,349,568,361
                                                 =======      ==========    ============   ===============    ===============


  Reserves by withdrawal characteristic:
   Subject to discretionary withdrawal:          $     0      $        0    $          0   $             0    $             0
   With market value adjustment                        0               0               0                 0                  0
   At book value without market value
   Adjustment and with current
   surrender charge greater than/=5%                   0               0               0                 0                  0
   At market value                                     0               0               0     1,349,568,361      1,349,568,361
   At book value without market value
   Adjustment and with current surrender
   charge less than 5%                                 0               0               0                 0                  0

 Not subject to discretionary withdrawal               0               0               0                 0                  0
                                                 -------      ----------    ------------   ---------------    ---------------
   Total                                         $     0      $        0    $          0   $ 1,349,568,361    $ 1,349,568,361
                                                 =======      ==========    ============   ===============    ===============

 Reserves with Asset Default Risk in Lieu of AVR

 Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
    Transfers to Separate Accounts               $     0      $        0    $          0   $    47,459,856    $    47,459,856
    Transfers from Separate Accounts                   0               0               0       101,812,690        101,812,690
                                                 -------      ----------    ------------   ---------------    ---------------
    Net Transfers                                      0               0               0       (54,352,834)       (54,352,834)

    Reconciling Adjustments                            0               0               0                 0                  0
                                                 -------      ----------    ------------   ---------------    ---------------

 Transfers as Reported in the Summary of
 Operations of the Company                       $     0      $        0    $          0   $   (54,352,834)   $   (54,352,834)
                                                 =======      ==========    ============   ===============    ===============

Note 24
-------
EDP Equipment and Software

Electronic data processing ("EDP") equipment and operating and nonoperating software are carried at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years.

Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

Electronic data processing ("EDP") equipment and operating and nonoperating software consisted of the following at December 31:

                                                  2001              2000
                                                  ----              ----
     Electronic data processing equipment     $ 79,240,308     $  99,824,521
     Operating system software                   5,002,913         5,472,872
     Nonoperating system software               11,222,354        12,276,549

     Accumulated depreciation                  (89,070,275)     (100,976,173)
     Assets non-admitted                        (1,510,580)       (3,793,487)
                                              ------------     -------------
     Balance, net                             $  4,884,720     $  12,804,282
                                              ============     =============

Depreciation expense related to EDP equipment and operating and nonoperating software totaled $13,126,354 and $10,078,184 for the year ended December 31, 2001 and 2000, respectively.

Note 25
-------
Reconciliation of Statutory Net Income and Surplus to GAAP Net Income and Equity

As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. These practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                                            2001                2000                 1999
                                                            ----                ----                 ----
    Statutory net income as reported                    $ 49,387,302       $  125,918,135       $   54,972,953
    Future policy benefits and policyholder
      account balances                                     6,883,740           13,365,794           14,442,932
    Deferred policy acquisition costs                     36,986,550           26,035,669           28,205,163
    Deferred income taxes and other tax
      reclassifications                                   (3,455,702)          (6,266,928)          (6,785,000)
    Valuation of investments                             (12,891,889)          (8,412,397)          15,115,420
    Earnings of subsidiaries                             (15,442,085)           6,481,904           10,828,173
    Cumulative effect of adopting SFAS No.
      133, net of tax                                              0            8,893,990                    0
    Other                                                  5,423,480           (7,686,160)           2,983,278
                                                        ------------       --------------       --------------
    Net income in conformity with accounting
      principles generally accepted in
      the United States of America                      $ 66,891,396       $  158,330,007       $  119,762,919
                                                        ============       ==============       ==============

                                                                                2001                 2000
                                                                                ----                 ----
    Statutory surplus                                                      $  871,232,931       $  832,085,212
    Future policy benefits and policyholder account balances                 (291,149,480)        (298,482,040)
    Deferred policy acquisition costs                                         867,634,889          847,175,902
    Deferred income taxes                                                    (171,756,399)         (68,695,851)
    Valuation of investments                                                  193,440,724              (73,042)
    Statutory asset valuation reserve                                          94,833,161          138,378,219
    Non-admitted assets                                                        71,503,012           16,655,341
    Subsidiary equity                                                          43,236,639           35,531,465
    Statutory interest maintenance reserve                                              0           18,676,082
    Other                                                                     (12,069,181)         (19,854,723)
                                                                           --------------       --------------
    Equity in conformity with accounting principles generally
      accepted in the United States of America                             $1,666,906,296       $1,501,396,565
                                                                           ==============       ==============

          UNITED OF OMAHA
          SEPARATE ACCOUNT C

          FINANCIAL STATEMENTS AND
          INDEPENDENT AUDITORS' REPORT AS OF
          DECEMBER 31, 2001 AND FOR THE PERIODS
          ENDED DECEMBER 31, 2001 AND 2000

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company

We have audited the accompanying statement of net assets of each of the United of Omaha Separate Account C (the "Separate Account") sub-accounts disclosed in
Note 2 which comprise the Separate Account as of December 31, 2001, and the related statements of operations and changes in net assets for the periods ended December 31, 2001 and 2000. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts which comprise the Separate Account as of December 31, 2001, and the results of their operations and changes in their net assets for the periods ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Omaha, Nebraska

March 29, 2002

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2001

                                                                  Market (Carrying) Value
                                                               ------------------------------------------

                                                                Contracts in  Contracts in
                                                                Accumulation      Payout
                                                                 (Deferred)   (Annuitization                 Units      Market Value
ASSETS                                               Cost          Period         Period       Net Assets  Outstanding    per Unit
                                                     ----          ------         ------       ---------   -----------     --------
Investments:
     Alger:
          American Growth                        $ 66,487,594  $ 48,054,328      $ 3,468      $48,057,796    2,180,743        $22.04
          American Small Capitalization            42,222,570    22,169,087        1,738       22,170,825    2,038,018         10.88

     Deutsche VIT:
          EAFE(R) Equity Index                     10,146,087     7,809,411            -        7,809,411    1,197,410          6.52
          Small Cap Index                           5,784,787     5,581,741            -        5,581,741      596,223          9.36
     Federated:
          Prime Money Fund II                      43,982,666    43,982,666            -       43,982,666   35,216,087          1.25
          U. S. Government Securities II           25,683,467    27,204,334            -       27,204,334    1,939,687         14.03

     Fidelity VIP and VIP II:
          Asset Manager                               434,646       387,201            -          387,201       23,148         16.73
          Asset Manager: Growth                    43,337,463    35,833,121        7,719       35,840,840    2,106,559         17.01
          Asset Manager: Growth - B                    14,248        15,086            -           15,086        1,580          9.55
          Contrafund                               60,045,169    54,320,042        3,253       54,323,295    2,598,463         20.91
          Contrafund - B                                3,379         3,536            -            3,536          374          9.45
          Equity Income                            63,747,202    61,434,009        2,137       61,436,146    3,290,502         18.67
          Equity Income - B                            27,446        28,367            -           28,367        3,048          9.31
          Growth                                    1,020,259       746,122            -          746,122       29,335         25.43
          Index 500                                60,324,822    54,514,212            -       54,514,212    3,965,549         13.75
          Index 500 - B                                40,310        41,299            -           41,299        4,513          9.15

     MFS:
          Capital Opportunities                    44,769,157    34,885,130            -       34,885,130    2,223,177         15.69
          Capital Opportunities - B                    45,188        46,422            -           46,422        5,555          8.36
          Emerging Growth                          53,435,661    42,128,664        3,123       42,131,787    2,187,442         19.26
          Emerging Growth - B                           3,387         3,898            -            3,898          466          8.36
          Global Governments                       13,249,318    13,227,056            -       13,227,056    1,170,726         11.30
          Global Governments - B                       30,033        29,600            -           29,600        2,869         10.32
          High Income                              17,055,439    16,614,022            -       16,614,022    1,351,868         12.29
          High Income - B                              27,588        27,986            -           27,986        2,894          9.67
          Research                                 37,518,836    30,086,564        2,656       30,089,220    1,772,778         16.97
          Research - B                                  3,389         3,654            -            3,654          420          8.70

     Morgan Stanley:
          Emerging Markets Equity                   4,598,426     3,488,932            -        3,488,932      463,521          7.53
          Fixed Income                              3,760,184     3,579,682            -        3,579,682      297,523         12.03
          Technology                                    3,455         4,463            -            4,463          578          7.72

     Pioneer VCT:
          Equity-Income                             8,954,051     8,382,355            -        8,382,355      795,981         10.53
          Fund                                      4,359,591     3,781,671            -        3,781,671      441,374          8.57
          Growth Shares                               600,374       595,663            -          595,663       80,304          7.42
          Mid-Cap Value                            12,362,860    12,814,555            -       12,814,555      846,911         15.13
          Mid-Cap Value - B                            10,292        10,944            -           10,944        1,122          9.75
          Real Estate Growth                        9,443,184    10,311,278            -       10,311,278      823,625         12.52
          Real Estate Growth - B                       27,564        28,270            -           28,270        2,720         10.39

     Scudder VLIF:
          Bond                                        213,820       222,868            -          222,868       15,067         14.79
          Global Discovery                          9,091,724     6,422,281            -        6,422,281      437,554         14.68
          Growth and Income                        11,245,912     8,952,102            -        8,952,102      800,567         11.18
          International                            38,481,531    22,555,360        2,363       22,557,723    1,863,892         12.10
          International - B                             5,742         5,650            -            5,650          667          8.47
          Money Market                                192,362       192,362            -          192,362      146,563          1.31

     T. Rowe Price
          Equity Income                            59,341,458    60,539,523        2,392       60,541,915    2,884,843         20.99
          International Stock                      40,749,476    31,069,519        2,228       31,071,747    2,758,903         11.26
          Limited-Term Bond                        46,858,353    48,077,452            -       48,077,452    3,573,588         13.45
          New America Growth                       33,267,865    28,589,289        2,415       28,591,704    1,589,702         17.99
          Personal Strategy Balanced               41,964,366    40,505,690        4,237       40,509,927    2,271,704         17.83
                                                 ------------ -------------  -----------     ------------

                     Total invested assets       $914,972,701  $789,307,467  $    37,729     $789,345,196
                                                 ============  ============  ===========     ============

LIABILITIES                                      $          -  $          -  $         -     $          -
                                                 ============  ============  ===========     ============

                     Net assets                  $914,972,701  $789,307,467  $    37,729     $789,345,196
                                                 ============  ============  ===========     ============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                  Alger                                                   Deutsche VIT
                                                  ------------------------------------------------------- --------------------------
                                                                                    American

                                                       American Growth          Small Capitalization         EAFE(R) Equity Index
                                                  -------------------------- ---------------------------- --------------------------
                                                      2001         2000          2001           2000          2001         2000
                                                  -------------------------- -------------- ------------- --------------------------
Income:
      Dividends                                   $    134,447  $          -   $     13,121  $          -   $         -  $        -

Expenses:
      Mortality and expense risk                      (575,922)     (771,840)      (262,793)     (449,293)      (73,942)    (23,020)
      Administrative charges                          (112,835)     (155,687)       (51,644)      (90,826)      (14,200)     (4,504)
                                                  ------------  ------------   ------------  ------------   -----------  -----------
Net Investment Income (Expense)                       (554,310)     (927,527)      (301,316)     (540,119)      (88,142)    (27,524)
                                                  ------------  ------------   ------------  ------------   -----------  -----------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund shares     (830,472)    4,876,725     (7,205,890)     (727,746)     (117,941)     (4,036)
      Realized gain distributions                    7,290,449    10,257,586              -    16,685,415             -      96,941
                                                   -----------  ------------   ------------    ----------   -----------  -----------
         Realized gain (losses)                      6,459,977    15,134,311     (7,205,890)   15,957,669      (117,941)     92,905
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Change in unrealized appreciation
      during the year                              (14,456,068)  (26,889,493)    (3,178,168)  (29,035,709)   (1,826,271)   (510,405)
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Increase (decrease) in net assets from
      operations                                    (8,550,401)  (12,682,709)   (10,685,374)  (13,618,159)   (2,032,354)   (445,024)
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Contract Transactions:
      Payments received from contract owners           648,337     3,904,066        362,298     1,923,207       672,938     872,579
      Transfers between subaccounts
          (including fixed accounts), net           (2,494,902)   10,080,404      1,175,016     5,044,553     3,861,150   5,677,882
      Transfers for contract benefits and
         terminations                               (7,754,499)   (9,379,971)    (3,661,512)   (6,020,821)     (646,735)   (127,596)
      Contract maintenance charges                    (199,967)     (163,315)       (91,083)     (103,038)      (19,623)     (3,806)

Adjustments to net assets allocated
      to contracts in payout period                          -             -              -             -             -           -
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Net increase (decrease) in net assets
      from contract transactions                    (9,801,031)    4,441,184     (2,215,281)      843,901     3,867,730   6,419,059
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Total increase (decrease) in net assets            (18,351,432)   (8,241,525)   (12,900,655)  (12,774,258)    1,835,376   5,974,035
Net assets at beginning of period                   66,409,228    74,650,753     35,071,480    47,845,738     5,974,035           -
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Net assets at end of  period                      $ 48,057,796  $ 66,409,228   $ 22,170,825  $ 35,071,480   $ 7,809,411  $5,974,035
                                                  ============  ============   ============  ============   ===========  ===========

Accumulation units:

      Purchases                                        134,685       558,983        231,790       385,485       558,658     685,246
      Withdrawals                                     (582,779)     (379,152)      (437,781)     (327,156)      (43,074)     (3,420)
                                                  ------------  ------------   ------------  ------------   -----------  -----------
Net increase (decrease) in units outstanding          (448,094)      179,831       (205,991)       58,329       515,584     681,826

Units outstanding at beginning of year               2,628,837     2,449,006      2,244,009     2,185,680       681,826           -
                                                  ------------  ------------   ------------  ------------   -----------  -----------
Units outstanding at end of year                     2,180,743     2,628,837      2,038,018     2,244,009     1,197,410     681,826
                                                  ============  ============   ============  ============   ===========  ===========

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                 Deutsche VIT (continued)   Federated
                                                 -------------------------  ------------------------------------------------------
                                                                                                             U.S. Government
                                                      Small Cap Index           Prime Money Fund II           Securities II
                                                 -------------------------  --------------------------- --------------------------
                                                    2001         2000          2001           2000          2001         2000
                                                 -----------  ------------  ------------- ------------- ------------  ------------
Income:
      Dividends                                  $    32,336  $         -   $  1,406,835  $  2,509,140  $  1,122,189 $  1,506,369

Expenses:
      Mortality and expense risk                     (47,450)     (13,053)      (411,490)     (444,735)     (295,356)    (285,041)
      Administrative charges                          (9,129)      (2,556)       (79,721)      (87,861)      (58,117)     (57,910)
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Net Investment Income (Expense)                      (24,243)     (15,609)       915,624     1,976,544       768,716    1,163,418
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund
        shares                                       (36,992)         (72)             -             -       652,979      201,142
      Realized gain distributions                    260,316       17,035              -             -             -            -
                                                 -----------  -----------    -----------  ------------  ------------ ------------
         Realized gain (losses)                      223,324       16,963              -             -       652,979      201,142
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Change in unrealized appreciation
      during the year                                (71,643)    (131,403)             -             -       180,778    1,287,128
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Increase (decrease) in net assets from
      operations                                     127,438     (130,049)       915,624     1,976,544     1,602,473    2,651,688
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Contract Transactions:
      Payments received from contract owners         421,385      502,425     13,641,205    37,084,802       333,938      460,709
      Transfers between subaccounts
         (including fixed accounts), net           2,114,954    3,056,482      6,131,947   (47,872,917)    1,354,560     (137,291)
      Transfers for contract benefits and
         terminations                               (437,524)     (58,217)   (13,592,266)  (14,104,929)   (4,816,670)  (3,102,066)
      Contract maintenance charges                   (13,543)      (1,610)      (238,999)     (178,262)      (93,750)     (51,725)
 Adjustments to net assets allocated
      to contracts in payout period                        -            -              -             -             -            -
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Net increase (decrease) in net assets
      from contract transactions                   2,085,272    3,499,080      5,941,887   (25,071,306)   (3,221,922)  (2,830,373)
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Total increase (decrease) in net assets            2,212,710    3,369,031      6,857,511   (23,094,762)   (1,619,449)    (178,685)

Net assets at beginning of period                  3,369,031            -     37,125,155    60,219,917    28,823,783   29,002,468
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Net assets at end of  period                     $ 5,581,741  $ 3,369,031   $ 43,982,666  $ 37,125,155  $ 27,204,334 $ 28,823,783
                                                 ===========  ===========    ===========  ============  ============ ============

Accumulation units:
      Purchases                                      304,142      366,462     40,065,707   116,286,485       552,092      323,878
      Withdrawals                                    (70,729)      (3,652)   (35,261,962) (137,322,047)     (779,173)    (542,910)
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Net increase (decrease) in units
      outstanding                                    233,413      362,810      4,803,745   (21,035,562)     (227,081)    (219,032)

Units outstanding at beginning of year               362,810            -     30,412,342    51,447,904     2,166,768    2,385,800
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Units outstanding at end of year                     596,223      362,810     35,216,087    30,412,342     1,939,687    2,166,768
                                                 ===========  ===========    ===========  ============  ============ ============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                             Fidelity VIP and VIP II
                                             ------------------------------------------------------------------------------------
                                                                                            Asset Manager:
                                                Asset Manager       Asset Manager: Growth     Growth - B        Contrafund
                                             --------------------  ------------------------- -----------  ------------------------
                                                2001      2000         2001          2000      2001(A)      2001         2000
                                             ---------- ---------  ------------  ----------- ----------   ----------- ------------
Income:
     Dividends                               $  22,366  $  20,593  $  1,278,639  $ 1,156,944  $       - $    549,395  $    309,563

Expenses:
     Mortality and expense risk                 (5,755)    (7,025)     (409,101)    (535,033)       (34)    (632,324)     (850,107)
     Administrative charges                       (687)    (1,439)      (80,946)    (108,896)         -     (124,382)     (171,938)
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Net Investment Income (Expense)                 15,924     12,129       788,592      513,015        (34)    (207,311)     (712,482)
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Realized gains (losses) on investments
     Realized gain (loss) on sale of fund
       shares                                   (7,841)    10,559      (651,957)   1,367,690         (3)   2,516,888     4,851,872
     Realized gain distributions                 8,387     48,517     1,540,924    4,690,313          -    1,939,042    11,237,135
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
        Realized gain (losses)                     546     59,076       888,967    6,058,003         (3)   4,455,930    16,089,007
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Change in unrealized appreciation
       during the year                         (44,667)  (103,360)   (5,737,161) (14,141,465)       838  (14,525,907)  (22,080,529)
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Increase (decrease) in net assets from
       operations                              (28,197)   (32,155)   (4,059,602)  (7,570,447)       801  (10,277,288)   (6,704,004)
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Contract Transactions:
     Payments received from contract owners          -        500       284,792    1,133,087     14,255      576,392     2,812,824
     Transfers between subaccounts
         (including fixed accounts), net         1,900    (71,563)   (2,208,885)   2,140,241         30   (3,883,820)    4,641,769
     Transfers for contract benefits and
        terminations                          (145,888)   (19,881)   (5,993,102)  (5,405,214)         -   (9,528,364)  (10,629,899)
     ontract maintenance charges                (1,905)         -      (130,448)     (97,325)         -     (221,222)     (190,507)
Adjustments to net assets allocated
       to contracts in payout period                 -          -             -            -          -            -             -
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Net increase (decrease) in net assets
       from contract transactions             (145,893)   (90,944)   (8,047,643)  (2,229,211)    14,285  (13,057,014)   (3,365,813)
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Total increase (decrease) in net assets       (174,090)  (123,099)  (12,107,245)  (9,799,658)    15,086  (23,334,302)  (10,069,817)
Net assets at beginning of period              561,291    684,390    47,948,085   57,747,743          -   77,657,597    87,727,414
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Net assets at end of period                  $ 387,201  $ 561,291  $ 35,840,840  $47,948,085  $  15,086 $ 54,323,295  $ 77,657,597
                                             =========  =========  ============  ===========  ========= ============  ============
Accumulation units:
     Purchases                                     110         33        52,727      176,794      1,580       78,101       379,616
     Withdrawals                                (8,693)    (4,954)     (521,815)    (283,473)         -     (686,385)     (470,064)
                                             ---------  ---------  ------------  ----------- ---------- ------------  ------------
Net increase (decrease) in units outstanding    (8,583)    (4,921)     (469,088)    (106,679)     1,580     (608,284)      (90,448)
Units outstanding at beginning of year          31,731     36,652     2,575,647    2,682,326          -    3,206,747     3,297,195
                                             ---------  ---------  ------------  ----------- ---------- ------------  ------------
Units outstanding at end of year                23,148     31,731     2,106,559    2,575,647      1,580    2,598,463     3,206,747
                                             =========  =========  ============  =========== ========== ============  ============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                     Fidelity VIP and VIP II (continued)
                                                    -------------------------------------------------------------------------------
                                                     Contrafund -                             Equity
                                                          B             Equity Income       Income - B      Growth       Growth
                                                    ----------- --------------------------- ------------ ------------- ------------
                                                      2001(A)       2001          2000        2001(A)        2001         2000
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Income:
      Dividends                                       $      -  $ 1,249,483   $  1,313,583   $        -   $       729  $     1,689

Expenses:
      Mortality and expense risk                           (22)    (693,376)      (733,423)         (40)      (10,925)     (16,208)
      Administrative charges                                 -     (136,439)      (148,210)           -        (1,304)      (3,320)
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Net Investment Income (Expense)                            (22)     419,668        431,950          (40)      (11,500)     (17,839)
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund shares          253    1,328,680      1,982,912           (6)       (6,748)     106,722
      Realized gain distributions                            -    3,510,452      4,948,847            -        68,535      168,035
                                                    ----------- ------------ -------------- ------------ ------------- ------------
         Realized gain (losses)                            253    4,839,132      6,931,759           (6)       61,787      274,757
                                                    ----------- ------------ -------------- ------------ ------------- ------------
nge in unrealized appreciation
      during the year                                      157   (9,984,214)    (2,468,052)         921      (240,761)    (406,657)
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                           388   (4,725,414)     4,895,657          875      (190,474)    (149,739)
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners            13,590      936,561      2,281,264       24,647           225          838
      Transfers between subaccounts
         (including fixed accounts), net                     -   (2,194,262)       706,953        2,845        10,242       33,283
      Transfers for contract benefits and
         terminations                                  (10,442)  (8,546,639)   (10,629,899)           -      (136,865)    (241,548)
      Contract maintenance charges                           -     (201,565)      (190,507)           -        (2,120)      (2,324)

Adjustments to net assets allocated
      to contracts in payout period                          -            -              -            -             -            -
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                         3,148  (10,005,905)    (7,832,189)      27,492      (128,518)    (209,751)
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Total increase (decrease) in net assets                  3,536  (14,731,319)    (2,936,532)      28,367      (318,992)    (359,490)

Net assets at beginning of period                            -   76,167,465     79,103,997            -     1,065,114    1,424,604
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Net assets at end of  period                          $  3,536  $61,436,146   $ 76,167,465   $   28,367   $   746,122  $ 1,065,114
                                                    =========== ============ ============== ============ ============= ============

Accumulation units:

      Purchases                                            374      173,575        282,818        3,048         1,622        3,996
      Withdrawals                                            -     (692,876)      (705,996)           -        (6,287)      (9,913)
                                                   -------------------------- -------------- ------------- ------------------------
Net increase (decrease) in units outstanding               374     (519,301)      (423,178)       3,048        (4,665)      (5,917)

Units outstanding at beginning of year                       -    3,809,803      4,232,981            -        34,000       39,917
                                                   -------------------------- -------------- ------------- ------------------------
Units outstanding at end of year                           374    3,290,502      3,809,803        3,048        29,335       34,000
                                                   ========================== ============== ============= ========================


(A) For the period from June 1 to December 31.

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C


STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                          Fidelity VIP and VIP II (continued)       MFS
                                          ----------------------------------------  ----------------------------------------------
                                                                       Index 500 -                                    Capital
                                                    Index 500              B          Capital Opportunities      Opportunities - B
                                          -------------------------  -------------  --------------------------   -----------------
                                               2001         2000        2001(A)         2001          2000            2001(A)
                                          ------------  -----------  -------------  ------------  ------------   -----------------
Income:
      Dividends                           $    674,097  $   641,642  $           -  $    $ 2,373  $          -   $            -

Expenses:
      Mortality and expense risk              (600,345)    (663,181)           (53)     (397,180)     (439,384)             (50)
      Administrative charges                  (115,136)    (131,106)             -       (77,219)      (87,910)               -
                                          ------------  -----------  -------------  ------------  ------------   --------------

Net Investment Income (Expense)                (41,384)    (152,645)           (53)     (472,026)     (527,294)             (50)
                                          ------------  -----------  -------------  ------------  ------------   --------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of
          fund shares                          741,757    1,900,155             (4)      543,607       889,101              964
      Realized gain distributions                    -      280,478              -     3,298,607     3,372,776                -
                                          ------------  -----------  -------------  ------------  ------------   --------------

         Realized gain (losses)                741,757    2,180,633             (4)    3,842,214     4,261,877              964
                                          ------------  -----------  -------------  ------------  ------------   --------------

Change in unrealized appreciation
      during the year                       (9,209,808)  (9,087,385)           989   (14,786,813)   (6,597,789)           1,234
                                          ------------  -----------  -------------  ------------  ------------   --------------

Increase (decrease) in net assets from
      operations                            (8,509,435)  (7,059,397)           932   (11,416,625)   (2,863,206)           2,148
                                          ------------  -----------  -------------  ------------  ------------   --------------
Contract Transactions:
      Payments received from contract
          owners                             1,857,531    4,494,464         34,496     1,299,955     3,740,183           43,571
      Transfers between subaccounts
         (including fixed accounts), net     4,465,058   17,941,450          5,871     5,020,075    12,454,288           11,806
      Transfers for contract benefits
          and terminations                  (6,369,958) (13,276,016)             -    (4,521,004)   (3,629,907)         (11,103)
      Contract maintenance charges            (186,343)    (157,164)             -      (118,322)      (69,604)               -

Adjustments to net assets allocated
      to contracts in payout period                  -            -              -             -             -                -
                                          ------------  -----------  -------------  ------------  ------------   --------------

Net increase (decrease) in net assets
      from contract transactions              (233,712)   9,002,734         40,367     1,680,704    12,494,960           44,274
                                          ------------  -----------  -------------  ------------  ------------   --------------
Total increase (decrease) in net assets     (8,743,147)   1,943,337         41,299    (9,735,921)    9,631,754           46,422

Net assets at beginning of period           63,257,359   61,314,022              -    44,621,051    34,989,297                -
                                          ------------  -----------  -------------  ------------  ------------   --------------
Net assets at end of period               $ 54,514,212  $63,257,359  $      41,299  $ 34,885,130  $ 44,621,051   $       46,422
                                          ============  ===========  =============  ============  ============   ==============
Accumulation units:
      Purchases                                473,353      890,857          4,513       426,351       638,806            5,555
      Withdrawals                             (494,263)    (352,940)             -      (337,546)      (93,442)               -
                                          ------------  -----------  -------------  ------------  ------------   --------------
Net increase (decrease) in units
      outstanding                              (20,910)     537,917          4,513        88,805       545,364            5,555
Units outstanding at beginning of year       3,986,459    3,448,542              -     2,134,372     1,589,008                -
                                          ------------  -----------  -------------  ------------  ------------   --------------
Units outstanding at end of year             3,965,549    3,986,459          4,513     2,223,177     2,134,372            5,555
                                          ============  ===========  =============  ============  ============   ==============



(A) For the period from June 1 to December 31.

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                              MFS (continued)
                                              -------------------------------------------------------------------------------------
                                                                            Emerging                                     Global
                                                   Emerging  Growth        Growth - B        Global Governments      Governments - B
                                              --------------------------  -------------  --------------------------  ---------------
                                                  2001          2000         2001(A)         2001          2000          2001(A)
                                              ------------   -----------  -------------  ------------  ------------  ---------------
Income:
  Dividends                                   $          -  $          -  $           -  $    594,952  $    761,385  $            -

Expenses:
  Mortality and expense risk                      (527,789)     (992,230)           (14)     (154,354)     (158,195)            (55)
  Administrative charges                          (104,464)     (202,283)             -       (30,312)      (32,090)              -
                                              ------------  ------------  -------------  ------------  ------------  --------------
Net Investment Income (Expense)                   (632,253)   (1,194,513)           (14)      410,286       571,100             (55)
                                              ------------  ------------  -------------  ------------  ------------  --------------
Realized gains (losses) on investments
  Realized gain (loss) on sale of fund shares    2,680,837    11,448,690             (3)     (151,223)      (78,257)              5
  Realized gain distributions                    3,493,285     5,656,224              -             -             -               -
                                              ------------  ------------  -------------  ------------  ------------  --------------
     Realized gain (losses)                      6,174,122    17,104,914             (3)     (151,223)      (78,257)              5
                                              ------------  ------------  -------------  ------------  ------------  --------------
Change in unrealized appreciation
  during the year                              (31,917,114)  (37,171,620)           511       265,117        94,409            (433)
                                              ------------  ------------  -------------  ------------  ------------  --------------
Increase (decrease) in net assets from
  operations                                   (26,375,245)  (21,261,219)           494       524,180       587,252            (483)
                                              ------------  ------------  -------------  ------------  ------------  --------------
Contract Transactions:
  Payments received from contract owners           449,382     2,780,893          3,352       280,429       693,016          29,852
  Transfers between subaccounts
     (including fixed accounts), net            (3,878,947)    3,907,484             52    (1,965,781)    1,453,251             231
  Transfers for contract benefits and
     terminations                               (7,586,272)  (12,312,016)             -    (2,167,671)   (1,764,736)              -
  Contract maintenance charges                    (191,292)     (198,452)             -       (48,944)      (34,300)              -
Adjustments to net assets allocated
  to contracts in payout period                          -             -              -             -             -               -
                                              ------------  ------------  -------------  ------------  ------------  --------------
Net increase (decrease) in net assets
  from contract transactions                   (11,207,129)   (5,822,091)         3,404    (3,901,967)      347,231          30,083
                                              ------------  ------------  -------------  ------------  ------------  --------------
Total increase (decrease) in net assets        (37,582,374)  (27,083,310)         3,898    (3,377,787)      934,483          29,600
Net assets at beginning of period               79,714,161   106,797,471              -    16,604,843    15,670,360               -
                                              ------------  ------------  -------------  ------------  ------------  --------------
Net assets at end of  period                  $ 42,131,787  $ 79,714,161  $       3,898  $ 13,227,056  $ 16,604,843  $       29,600
                                              ============  ============  =============  ============  ============  ==============

Accumulation units:
  Purchases                                        145,943       352,040            466        63,498       198,853           2,869
  Withdrawals                                     (664,002)     (506,827)             -      (412,469)     (164,308)              -
                                              ------------  ------------  -------------  ------------  ------------  --------------
Net increase (decrease) in units outstanding      (518,059)     (154,787)           466      (348,971)       34,545           2,869
Units outstanding at beginning of year           2,705,501     2,860,288              -     1,519,697     1,485,152               -
                                              ------------  ------------  -------------  ------------  ------------  --------------
Units outstanding at end of year                 2,187,442     2,705,501            466     1,170,726     1,519,697           2,869
                                              ============  ============  =============  ============  ============  ==============

(A) For the period from June 1 to December 31.

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                  MFS (continued)
                                                  ----------------------------------------------------------------------------------
                                                                             High Income -                               Research -
                                                         High Income              B                 Research                 B
                                                  -------------------------  -------------  --------------------------   ----------
                                                      2001         2000         2001(A)         2001          2000        2001(A)
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Income:
      Dividends                                   $  1,888,405  $ 1,774,161  $           -  $      5,468  $     21,058   $        -

Expenses:
      Mortality and expense risk                      (214,832)    (233,054)           (55)     (383,651)     (553,369)         (13)
      Administrative charges                           (42,203)     (47,156)             -       (75,972)     (112,739)           -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Net Investment Income (Expense)                      1,631,370    1,493,951            (55)     (454,155)     (645,050)         (13)
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund shares   (2,540,227)  (1,024,585)           130       712,115     3,382,662           (3)
      Realized gain distributions                            -            -              -     5,253,675     3,614,521            -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
         Realized gain (losses)                     (2,540,227)  (1,024,585)           130     5,965,790     6,997,183           (3)
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Change in unrealized appreciation
      during the year                                1,558,438   (2,083,605)           398   (16,158,915)   (9,364,113)         265
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Increase (decrease) in net assets from
      operations                                       649,581   (1,614,239)           473   (10,647,280)   (3,011,980)         249
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Contract Transactions:
      Payments received from contract owners           309,631      887,523         27,322       306,853     1,658,767        3,352
      Transfers between subaccounts
         (including fixed accounts), net            (4,634,959)    (154,791)           191    (2,905,629)     (448,711)          53
      Transfers for contract benefits and
         terminations                               (3,338,591)  (2,863,898)             -    (5,360,988)   (6,127,993)           -
      Contract maintenance charges                     (60,873)     (52,865)             -      (119,168)      (97,358)           -
Adjustments to net assets allocated
      to contracts in payout period                          -            -              -             -             -            -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Net increase (decrease) in net assets
      from contract transactions                    (7,724,792)  (2,184,031)        27,513    (8,078,932)   (5,015,295)       3,405
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Total increase (decrease) in net assets             (7,075,211)  (3,798,270)        27,986   (18,726,212)   (8,027,275)       3,654
Net assets at beginning of period                   23,689,233   27,487,503              -    48,815,432    56,842,707            -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Net assets at end of  period                      $ 16,614,022  $23,689,233  $      27,986  $ 30,089,220  $ 48,815,432   $    3,654
                                                  ============  ===========  =============  ============  ============   ==========

Accumulation units:
      Purchases                                      1,106,937    1,783,206          2,894        63,185       117,479          420
      Withdrawals                                   (1,689,087)  (1,911,771)             -      (521,320)     (325,240)           -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Net increase (decrease) in units outstanding          (582,150)    (128,565)         2,894      (458,135)     (207,761)         420
Units outstanding at beginning of year               1,934,018    2,062,583              -     2,230,913     2,438,674            -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Units outstanding at end of year                     1,351,868    1,934,018          2,894     1,772,778     2,230,913          420
                                                  ============  ===========  =============  ============  ============   ==========

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                               Morgan Stanley                                                Pioneer VCT
                                               ------------------------------------------------------------  ----------------------

                                                Emerging Markets Equity       Fixed Income       Technology       Equity-Income
                                               ------------------------  ----------------------  ----------  ----------------------
                                                  2001         2000         2001        2000       2001(A)      2001        2000
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Income:
   Dividends                                   $         -  $         -  $  173,206  $  121,887  $        -  $  136,332  $   71,187

Expenses:
   Mortality and expense risk                      (29,274)     (30,997)    (28,996)    (18,780)        (15)    (87,470)    (25,163)
   Administrative charges                           (5,681)      (6,233)     (5,647)     (3,771)          -     (16,761)     (4,920)
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------

Net Investment Income (Expense)                    (34,955)     (37,230)    138,563      99,336         (15)     32,101      41,104
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares  (1,041,208)     241,359     155,910     (12,630)         (8)   (138,881)        325
   Realized gain distributions                           -      475,437      66,806           -           -     453,345     147,520
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
      Realized gain (losses)                    (1,041,208)     716,796     222,716     (12,630)         (8)    314,464     147,845
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------

Change in unrealized appreciation
   during the year                                 896,954   (2,406,579)   (177,952)     94,187       1,008    (977,331)    405,635
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------

Increase (decrease) in net assets from
   operations                                     (179,209)  (1,727,013)   183,327     180,893         985    (630,766)    594,584
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Contract Transactions:
   Payments received from contract owners          194,761      501,899     163,838     150,905       3,352     714,198     840,493
   Transfers between subaccounts
      (including fixed accounts), net              876,557    2,868,090   1,547,891     237,298         126   2,347,821   5,525,411
   Transfers for contract benefits and
      terminations                                (281,453)    (166,334)   (387,982)   (219,722)          -    (830,700)   (150,305)
   Contract maintenance charges                     (9,707)      (3,539)     (7,270)     (3,736)          -     (23,881)     (4,500)

Adjustments to net assets allocated
      to contracts in payout period                      -            -           -           -           -           -           -
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net assets
      from contract transactions                   780,158    3,200,116   1,316,477     164,745       3,478   2,207,438   6,211,099
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Total increase (decrease) in net assets            600,949    1,473,103   1,499,804     345,638       4,463   1,576,672   6,805,683

Net assets at beginning of period                2,887,983    1,414,880   2,079,878   1,734,240           -   6,805,683           -
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of  period                   $ 3,488,932  $ 2,887,983  $3,579,682  $2,079,878  $    4,463  $8,382,355  $6,805,683
                                               ===========  ===========  ==========  ==========  ==========  ==========  ==========

Accumulation units:
     Purchases                                     244,535      317,513     351,665      55,265         578     417,655     597,304
     Withdrawals                                  (138,535)     (67,736)   (240,669)    (39,365)          -    (214,036)     (4,942)
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in units outstanding       106,000      249,777     110,996      15,900         578     203,619     592,362

Units outstanding at beginning of year             357,521      107,744     186,527     170,627           -     592,362           -
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------

Units outstanding at end of year                   463,521      357,521     297,523     186,527         578     795,981     592,362
                                               ===========  ===========  ==========  ==========  ==========  ==========  ==========

(A) For the period from June 1 to December 31.

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                              Pioneer VCT (continued)
                                              --------------------------------------------------------------------------------------
                                                                                                                           Mid-Cap
                                                        Fund                Growth Shares            Mid-Cap Value        Value - B
                                              -----------------------   --------------------  -------------------------  -----------
                                                   2001         2000        2001       2000         2001         2000       2001(A)
                                              ----------  -----------   ---------   --------  ------------   ----------  -----------
Income:
      Dividends                              $    22,291  $     8,823   $    -  -   $      -  $     64,340  $    60,665  $       3

Expenses:
      Mortality and expense risk                 (35,611)      (7,605)     (3,157)      (705)     (115,457)     (81,445)       (24)
      Administrative charges                      (6,832)      (1,501)       (625)      (144)      (22,722)     (16,456)         -
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Net Investment Income (Expense)                  (20,152)        (283)     (3,782)      (849)      (73,839)     (37,236)       (21)
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund
        share                                   (186,711)      (1,025)    (62,849)      (202)      (28,430)          31         (4)
      Realized gain distributions                180,102        1,238           -      7,589       944,924      526,779         46
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
         Realized gain (losses)                   (6,609)         213     (62,849)     7,387       916,494      526,810         42
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Change in unrealized appreciation
      during the year                           (485,152)     (92,768)     13,077    (17,788)     (394,242)     814,719        652
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Increase (decrease) in net assets from
      operations                                (511,913)     (92,838)    (53,554)   (11,250)      448,413    1,304,293        673
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Contract Transactions:
      Payments received from contract owners     350,608      431,631      39,716     20,311       135,686      304,173      5,873
      Transfers between subaccounts
         (including fixed accounts), net       1,722,428    2,343,509     500,327    135,226     4,885,594      265,121      4,398
      Transfers for contract benefits and
         terminations                           (424,032)     (29,681)    (33,824)      (959)   (1,716,601)    (769,002)         -
      Contract maintenance charges                (7,851)        (190)       (322)        (8)      (37,995)     (22,847)         -

Adjustments to net assets allocated
      to contracts in payout period                    -            -           -          -             -            -          -
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Net increase (decrease) in net assets
      from contract transactions               1,641,153    2,745,269     505,897    154,570     3,266,684     (222,555)    10,271
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Total increase (decrease) in net assets        1,129,240    2,652,431     452,343    143,320     3,715,097    1,081,738     10,944
Net assets at beginning of period              2,652,431            -     143,320          -     9,099,458    8,017,720          -
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Net assets at end of period                  $ 3,781,671  $ 2,652,431   $ 595,663   $143,320  $ 12,814,555  $ 9,099,458  $  10,944
                                              ==========  ===========   =========   ========  ============   ==========  =========
Accumulation units:

      Purchases                                  269,352      277,917      88,011     15,800       410,754       81,630      1,122
      Withdrawals                                (99,820)      (6,075)    (23,135)      (372)     (198,428)     (96,289)         -
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Net increase (decrease) in units outstanding     169,532      271,842      64,876     15,428       212,326      (14,659)     1,122
Units outstanding at beginning of year           271,842            -      15,428          -       634,585      649,244          -
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Units outstanding at end of year                 441,374      271,842      80,304     15,428       846,911      634,585      1,122
                                              ==========  ===========   =========   ========  ============   ==========  =========

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                          Pioneer VCT (continued)                   Scudder VLIF
                                          ----------------------------------------- ------------------------------------------------
                                                                      Real Estate
                                             Real Estate Growth        Growth - B          Bond                 Global Discovery
                                          ---------------------------  ----------  --------------------   --------------------------
                                              2001            2000       2001(A)     2001        2000         2001           2000
                                          -----------   -------------  ----------  --------   ---------   -----------  -------------
Income:
      Dividends                            $   562,357   $   470,762   $    266  $  10,359    $  14,701   $         -  $     47,991

Expenses:
      Mortality and expense risk              (112,156)      (87,981)       (41)    (3,192)      (3,051)      (77,414)      (89,086)
      Administrative charges                   (21,872)      (17,662)         -       (381)        (625)      (15,255)      (18,087)
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Net Investment Income (Expense)                428,329       365,119        225      6,786       11,025       (92,669)      (59,182)
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund
        shares                                (167,849)     (337,409)         3       (846)      (6,991)      274,844       721,866
      Realized gain distributions                    -             -          -          -            -       153,861       422,323
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
         Realized gain (losses)               (167,849)     (337,409)         3       (846)      (6,991)      428,705     1,144,189
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Change in unrealized appreciation
      during the year                          430,073     2,158,631        706      4,875       18,025    (2,883,958)   (2,031,970)
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------

Increase (decrease) in net assets from
      operations                               690,553     2,186,341        934     10,815       22,059    (2,547,922)     (946,963)
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Contract Transactions:
      Payments received from contract
         owners                                389,280       701,260     22,240          -          501        98,881       761,692
      Transfers between subaccounts
         (including fixed accounts), net       252,686     1,242,259      5,096     (3,811)     (13,474)     (320,389)    4,890,039
      Transfers for contract benefits and
         terminations                       (1,488,524)     (734,266)         -    (59,755)     (13,948)   (1,125,984)     (838,310)
      Contract maintenance charges             (37,444)      (18,326)         -       (705)        (252)      (33,621)      (18,674)
Adjustments to net assets allocated
      to contracts in payout period                  -             -          -          -            -             -             -
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Net increase (decrease) in net assets
      from contract transactions              (884,002)    1,190,927     27,336    (64,271)     (27,173)   (1,381,113)    4,794,747
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Total increase (decrease) in net assets       (193,449)    3,377,268     28,270    (53,456)      (5,114)   (3,929,035)    3,847,784

Net assets at beginning of period           10,504,727     7,127,459          -    276,324      281,438    10,351,316     6,503,532
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Net assets at end of  period               $10,311,278   $10,504,727   $ 28,270  $ 222,868    $ 276,324   $ 6,422,281  $ 10,351,316
                                           ===========   ===========   ========  =========    =========   ===========  ============
Accumulation units:
      Purchases                                379,926       248,467      2,720          -        3,452        64,433       292,467
      Withdrawals                             (449,879)     (127,928)         -     (4,410)      (5,601)     (147,857)      (74,416)
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Net increase (decrease) in units
outstanding                                    (69,953)      120,539      2,720     (4,410)      (2,149)      (83,424)      218,051

Units outstanding at beginning of year         893,578       773,039          -     19,477       21,626       520,978       302,927
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------

Units outstanding at end of year               823,625       893,578      2,720     15,067       19,477       437,554       520,978
                                           ===========   ===========   ========  =========    =========   ===========  ============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                           Scudder VLIF (continued)
                                           ----------------------------------------------------------------------------------------
                                                                                                 International
                                                 Growth and Income           International            - B         Money Market
                                           ------------------------- ---------------------------- -----------  --------------------
                                              2001          2000          2001           2000        2001(A)        2001     2000
                                           -----------  -----------  -------------   ------------ -----------  ---------  ---------
Income:
      Dividends                            $   100,243  $   150,808   $    124,157   $   253,178   $    -    $   5,839  $  10,265

Expenses:
      Mortality and expense risk              (104,377)    (126,157)      (298,888)     (471,535)     (17)      (2,010)    (1,956)
      Administrative charges                   (20,551)     (25,510)       (58,957)      (95,332)       -         (240)      (401)
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Net Investment Income (Expense)                (24,685)        (859)      (233,688)     (313,689)     (17)       3,589      7,908
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund
         share                                (597,293)    (150,470)    (3,696,378)    1,256,003      (20)           -          -
      Realized gain distributions              241,696      237,813      5,819,848     5,147,955        -            -          -
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
         Realized gain (losses)               (355,597)      87,343      2,123,470     6,403,958      (20)           -          -
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Change in unrealized appreciation
      during the year                       (1,147,702)    (551,832)   (13,631,758)  (17,995,226)     (92)           -          -
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Increase (decrease) in net assets from
      operations                            (1,527,984)    (465,348)   (11,741,976)  (11,904,957)    (129)       3,589      7,908
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Contract Transactions:
      Payments received from contract
         owners                                118,401      595,817        243,237     1,654,857    5,743            -      1,329
      Transfers between subaccounts

         (including fixed accounts), net      (278,432)    (401,223)    (1,620,714)    2,107,726       36       48,219    (96,297)
      Transfers for contract benefits and
         terminations                       (1,317,597)  (1,193,732)    (4,297,378)   (5,093,287)       -         (363)   (11,239)
      Contract maintenance charges             (36,512)     (31,604)      (106,348)      (99,842)       -          (54)       (46)

Adjustments to net assets allocated
      to contracts in payout period                  -            -              -             -        -            -          -
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Net increase (decrease) in net assets
      from contract transactions            (1,514,140)  (1,030,742)    (5,781,203)   (1,430,546)   5,779       47,802   (106,253)
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Total increase (decrease) in net assets     (3,042,124)  (1,496,090)   (17,523,179)  (13,335,503)   5,650       51,391    (98,345)
Net assets at beginning of period           11,994,226   13,490,316     40,080,902    53,416,405        -      140,971    239,316
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Net assets at end of period                $ 8,952,102  $11,994,226   $ 22,557,723   $40,080,902   $5,650    $ 192,362  $ 140,971
                                           ===========  ===========   ============   ===========   ======    =========  ==========
Accumulation units:
      Purchases                                 40,923      108,483        241,362     2,936,740      667       36,862     64,552
      Withdrawals                             (176,535)    (191,956)      (637,380)   (3,021,312)       -         (320)  (150,148)
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Net increase (decrease) in units
      outstanding                             (135,612)     (83,473)      (396,018)      (84,572)     667       36,542    (85,596)

Units outstanding at beginning of year         936,179    1,019,652      2,259,910     2,344,482        -      110,021    195,617
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Units outstanding at end of year               800,567      936,179      1,863,892     2,259,910      667      146,563    110,021
                                           ===========  ===========   ============   ===========   ======    =========  =========

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                  T.Rowe Price
                                                  ----------------------------------------------------------------------------------

                                                         Equity Income           International Stock          Limited-Term Bond
                                                  -------------------------- ---------------------------- --------------------------
                                                       2001         2000          2001           2000          2001         2000
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Income:
      Dividends                                    $   922,737  $ 1,363,141   $    660,686  $    265,822   $ 2,562,919  $ 2,347,653

Expenses:
      Mortality and expense risk                      (664,214)    (688,590)      (352,341)     (476,748)     (479,477)    (393,225)
      Administrative charges                          (130,571)    (139,419)       (68,604)      (96,286)      (92,967)     (78,675)
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Net Investment Income (Expense)                        127,952      535,132        239,741      (307,212)    1,990,475    1,875,753
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund shares    1,818,089    2,431,042       (101,577)    3,445,459        97,983      (61,656)
      Realized gain distributions                    1,174,874    4,045,223              -     1,275,947             -            -
                                                  ------------- ------------ -------------- ------------- ------------- ------------
         Realized gain (losses)                      2,992,963    6,476,265       (101,577)    4,721,406        97,983      (61,656)
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Change in unrealized appreciation
      during the year                               (3,163,952)     317,334     (9,700,621)  (13,742,142)    1,064,635    1,297,593
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Increase (decrease) in net assets from
      operations                                       (43,037)   7,328,731     (9,562,457)   (9,327,948)    3,153,093    3,111,690
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Contract Transactions:
      Payments received from contract owners           612,620    1,641,250        804,057     2,037,126     1,760,601    2,870,768
      Transfers between subaccounts
         (including fixed accounts), net            (2,458,339)  (7,311,401)     3,194,824       853,402     5,458,828    7,037,028
      Transfers for contract benefits and
         terminations                               (7,605,049)  (7,546,697)    (4,861,594)   (4,722,301)   (6,094,998)  (3,634,501)
      Contract maintenance charges                    (181,978)    (146,402)      (117,668)      (87,250)     (150,147)     (80,421)
Adjustments to net assets allocated
      to contracts in payout period                          -            -              -             -             -            -
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                    (9,632,746) (13,363,250)      (980,381)   (1,919,023)      974,284    6,192,874
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Total increase (decrease) in net assets             (9,675,783)  (6,034,519)   (10,542,838)  (11,246,971)    4,127,377    9,304,564
Net assets at beginning of period                   70,217,698   76,252,217     41,614,585    52,861,556    43,950,075   34,645,511
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Net assets at end of period                        $60,541,915  $70,217,698   $ 31,071,747  $ 41,614,585   $48,077,452  $43,950,075
                                                  ============= ============ ============== ============= ============= ============

Accumulation units:
      Purchases                                        112,707      178,297        323,654     3,247,018       478,881      743,124
      Withdrawals                                     (574,805)    (889,619)      (390,938)   (3,336,143)     (395,887)    (214,247)
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Net increase (decrease) in units outstanding          (462,098)    (711,322)       (67,284)      (89,125)       82,994      528,877
Units outstanding at beginning of year               3,346,941    4,058,263      2,826,187     2,915,312     3,490,594    2,961,717
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Units outstanding at end of year                     2,884,843    3,346,941      2,758,903     2,826,187     3,573,588    3,490,594
                                                  ============= ============ ============== ============= ============= ============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                      T.Rowe Price (continued)
                                                      -------------------------------------------------------

                                                          New America Growth      Personal Strategy Balanced
                                                      -------------------------- ----------------------------
                                                           2001          2000          2001           2000
                                                      ------------- ------------ -------------- -------------
Income:
      Dividends                                       $          -  $         -   $  1,246,003  $  1,486,889

Expenses:
      Mortality and expense risk                          (309,500)    (371,855)      (445,557)     (492,080)
      Administrative charges                               (60,604)     (75,632)       (88,252)     (100,191)
                                                      ------------- -----------  -------------- -------------
Net Investment Income (Expense)                           (370,104)    (447,487)       712,194       894,618
                                                      ------------- -----------  -------------- -------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund shares          (60,232)   1,976,252        663,585     1,373,039
      Realized gain distributions                          482,991    3,840,149              -     2,508,345
                                                      ------------- -----------  -------------- -------------
         Realized gain (losses)                            422,759    5,816,401        663,585     3,881,384
                                                      ------------- -----------  -------------- -------------
Change in unrealized appreciation
      during the year                                   (4,670,274) (10,094,151)    (3,191,505)   (2,757,810)
                                                      ------------- ------------ -------------- -------------
Increase (decrease) in net assets from
      operations                                        (4,617,619)  (4,725,237)    (1,815,726)    2,018,192
                                                      ------------- -----------  -------------- -------------
Contract Transactions:
      Payments received from contract owners               683,424    1,346,349        299,948       755,818
      Transfers between subaccounts
         (including fixed accounts), net                 2,304,648     (139,414)    (1,320,814)   (2,873,038)
      Transfers for contract benefits and
         terminations                                   (4,416,312)  (4,052,601)    (5,316,149)   (1,764,736)
      Contract maintenance charges                        (101,055)     (76,193)      (116,841)      (85,081)

Adjustments to net assets allocated
      to contracts in payout period                              -            -              -             -
                                                      ------------- -----------  -------------- -------------
Net increase (decrease) in net assets
      from contract transactions                        (1,529,295)  (2,921,859)    (6,453,856)   (3,967,037)
                                                      ------------- -----------  -------------- -------------
Total increase (decrease) in net assets                 (6,146,914)  (7,647,096)    (8,269,582)   (1,948,845)
Net assets at beginning of period                       34,738,618   42,385,714     48,779,509    50,728,354
                                                      ------------- -----------  -------------- -------------
Net assets at end of period                           $ 28,591,704  $34,738,618   $ 40,509,927  $ 48,779,509
                                                      ============= ===========  ============== =============

Accumulation units:
      Purchases                                            216,063      180,085         77,044       173,281
      Withdrawals                                         (293,613)    (291,133)      (439,219)     (394,615)
                                                      ------------- ------------ -------------- -------------
Net increase (decrease) in units outstanding               (77,550)    (111,048)      (362,175)     (221,334)
Units outstanding at beginning of year                   1,667,252    1,778,300      2,633,879     2,855,213
                                                      ------------- ------------ -------------- -------------
Units outstanding at end of year                         1,589,702    1,667,252      2,271,704     2,633,879
                                                      ============= ============ ============== =============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

1.   NATURE OF OPERATIONS
     United of Omaha Separate Account C (Separate Account) was established by United of Omaha Life Insurance Company on December 1, 1993, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business United may conduct.

     A Separate Account policyholder may allocate funds to fixed income accounts, which are part of United's general account, in addition to those sub-accounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.   SUB-ACCOUNTS
     The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

          Alger                                MFS                               Pioneer VCT (continued)
          -----                                ---                               -----------------------
          American Growth                      Capital Opportunities             Real Estate Growth
          American Small Capitalization        Capital Opportunities - B*        Real Estate Growth - B*
                                               Emerging Growth
          Deutsche VIT                         Emerging Growth  - B*             Scudder VLIF
          ------------                                                           ------------
          EAFE(R) Equity Index                 Global Governments                Bond
          Small Cap Index                      Global Governments - B*           Global Discovery
                                               High Income                       Growth and Income
          Federated                            High Income - B*                  International
          ---------                                                              International - B*
          Prime Money Fund II                  Research                          Money Market
          U.S. Government Securities II        Research - B*

          Fidelity VIP and VIP II              Morgan Stanley                    T. Rowe Price
          -----------------------              --------------                    -------------
          Asset Manager                        Emerging Markets Equity           Equity Income
          Asset Manager: Growth                Fixed Income                      International Stock
          Asset Manager: Growth - B*           Technology*                       Limited-Term Bond
          Contrafund                                                             New America Growth
          Contrafund - B*                      Pioneer VCT                       Personal Strategy Balanced
                                               -----------
          Equity Income                        Equity-Income
          Equity Income - B*                   Fund
          Growth                               Growth Shares
          Index 500                            Mid-Cap Value
          Index 500 - B*                       Mid-Cap Value - B*

        *added June 1, 2001

     The availability of some portfolios is dependent upon the product under which each policy was written.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation and Related Investment Income - The market values of investments are based on the year-end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the specific identification basis. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.
     Contracts in Payout (Annuitization) Period - Net assets allocated to contracts in the payout period are computed according to the 1983 Individual Annuitant Mortality Table. The assumed investment return is 4.0%. The mortality risk is fully borne by United and may result in additional amounts being transferred into the sub-accounts of the Separate Account by United to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to United.

     Federal Income Taxes - Net taxable income or loss of the sub-accounts of the Separate Account are included in the federal and state income tax return of United, which is taxed as a life insurance company under the Internal Revenue Code (IRC). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the sub-accounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the sub-accounts of the Separate Account for federal income taxes.

4.   ACCOUNT CHARGES
     Mortality and Expense Risk Charge:
     United deducts a daily charge as compensation for the mortality and expense risks assumed by United. The nominal annual rate is a percentage of the net asset value of each sub-account based on the following:

                         Series I                                     1.25%
                         Series V                                     1.00%
                         Ultra-Access                                 1.40%
                         Ultra-Rewards                                1.25%

     United guarantees that the mortality and expense charge will not increase above these levels.

     Enhanced Death Benefit - The Series V and Ultra-Rewards variable annuity products include a feature which provides the policyholder an option to purchase an enhanced death benefit. A daily charge equivalent to an annual rate of .35% and .30% of the accumulation value for Series V and Ultra-Rewards, respectively, is deducted from each policy with this feature.

     Contract Maintenance Charges:

     Tax Expense Charge - United may incur premium taxes relating to the policies. United may deduct a charge of up to 3.5% of purchase payments for any premium taxes related to a particular policy at the time of purchase payments, upon surrender, upon death of any owner or at the annuity payment start date. No charges are currently made to the sub-accounts of the Separate Account for taxes other than premium taxes. United reserves the right to levy charges in the future for taxes or other economic burdens resulting from taxes that United determines are properly attributable to the Separate Account.

     Withdrawal Charge - A withdrawal charge will be assessed on withdrawals in excess of an allowable withdrawal percentage as follows:

           Series I                10% of total purchase payments
           Series V                15% of accumulation value
           Ultra-Rewards        the lessor of 9% of total purchase payments or
                                10% of accumulation value

     The amount of the withdrawal charge on withdrawals in excess of the allowable withdrawal percentage will depend upon the period of time elapsed since the purchase payment (first-in, first-out arrangement) was made as follows:

                       Series I and V                                           Ultra-Rewards
                       --------------                                           -------------
           Policy Year                       Charge                  Policy Year                    Charge
                1                              7%                       1 - 3                         8%
                2                              6%                       4 - 5                         7%
                3                              5%                       6 - 7                         6%
                4                              4%                         8                           5%
                5                              3%                    9 and later                      -
                6                              2%
                7                              1%
           8 and later                         -

     Withdrawal processing fee - A fee equal to the lessor of $25 or 2% of the amount withdrawn is imposed for the second and each subsequent withdrawal request during a single policy year for Series I policies.

     Transfer Charge - There is no charge for the first 12 transfers between sub-accounts of the Separate Account in each policy year. However, there is a $10 fee for Series I, Series V and Ultra-Access and a $20 fee for Ultra-Rewards for the 13th through a maximum of 24 allowable requests during a single policy year. Any applicable transfer fee is deducted from the amount transferred. All transfer requests made simultaneously are treated as a single request. No transfer fee is imposed for any transfer which is not at the policyholder's request. United guarantees that the transfer fee will not increase above these levels.

     Enhanced Credit Charge - Ultra-Rewards policyholders can elect the enhanced credit rider. A daily charge is deducted from the policy equivalent to an annual charge of 0.50%, assesed proportionately on the net assets of each subaccount and fixed accounts elected for investment.

     Policy fee - There is an annual policy fee of $30 for Series I, Series V and Ultra-Access and $40 for Ultra-Rewards that is deducted from the accumulated value on the last valuation date of each policy year or at complete surrender. The annual policy fee is waived if the accumulated value is greater than $50,000 on the last valuation date of the applicable policy year. United guarantees the annual policy fee will not increase.

     Administrative Charge:
     United deducts a daily administrative expense charge from the net assets of the Separate Account. The annual rate is a percentage of the net asset value of each sub-account based on the following:

                        Series I                                     .15%
                        Series V                                     .20%
                        Ultra-Access                                 .20%
                        Ultra-Rewards                                .15%

     United guarantees that the daily administrative expense charge will not increase.

5.  PURCHASES AND SALES OF INVESTMENTS
    The aggregate cost of daily net purchases and proceeds from daily net sales of investments for the year ended December 31, 2001 were as follows:

                                                                              Purchases                            Sales
                                                                       -----------------------              --------------------
           Alger American Growth                                               $   2,707,280                   $    13,197,068
           Alger American Small Capitalization                                     2,627,044                         5,156,762

           Deutsche VIT EAFE(R) Equity Index                                       4,106,259                           326,671
           Deutsche VIT Small Cap Index                                            2,668,632                           639,939

           Federated Prime Money Fund II                                          48,657,052                        43,206,376
           Federated U.S. Government Securities II                                 7,476,700                        11,052,095

           Fidelity VIP and VIP II  Asset Manager                                      1,815                           154,150
           Fidelity VIP and VIP II  Asset Manager: Growth                            766,180                         9,303,870
           Fidelity VIP and VIP II  Asset Manager: Growth - B                         14,292                                41
           Fidelity VIP and VIP II  Contrafund                                     1,332,704                        15,146,424
           Fidelity VIP and VIP II  Contrafund - B                                    13,629                            10,503
           Fidelity VIP and VIP II  Equity Income                                  2,903,330                        13,739,050
           Fidelity VIP and VIP II  Equity Income - B                                 27,496                                44
           Fidelity VIP and VIP II  Growth                                            44,191                           184,938
           Fidelity VIP and VIP II  Index 500                                      6,161,603                         7,110,796
           Fidelity VIP and VIP II  Index 500 - B                                     40,371                                57

           MFS Capital Opportunities                                               6,871,752                         5,665,447
           MFS Capital Opportunities - B                                              55,387                            11,163
           MFS Emerging Growth                                                     2,779,708                        14,619,090
           MFS Emerging Growth - B                                                     3,404                                14
           MFS Global Governments                                                    627,035                         4,713,668
           MFS Global Governments - B                                                 33,761                             3,733
           MFS High Income                                                        13,723,157                        21,704,984
           MFS High Income - B                                                        31,059                             3,601
           MFS Research                                                            1,075,778                         9,614,333
           MFS Research - B                                                            3,405                                13

           Morgan Stanley Emerging Markets Equity                                  1,824,624                         1,079,421
           Morgan Stanley Fixed Income                                             4,185,140                         2,903,306
           Morgan Stanley Technology                                                   3,481                                18

           Pioneer VCT  Equity-Income                                              4,420,613                         2,317,406
           Pioneer VCT  Fund                                                       2,459,653                           860,943
           Pioneer VCT  Growth Shares                                                674,878                           172,763
           Pioneer VCT  Mid-Cap Value                                              5,956,171                         2,827,666
           Pioneer VCT  Mid-Cap Value - B                                             10,273                                26
           Pioneer VCT  Real Estate Growth                                         4,350,585                         5,368,615
           Pioneer VCT  Real Estate Growth - B                                        27,461                               166

           Scudder VLIF  Bond                                                              -                            67,844
           Scudder VLIF  Global Discovery                                            938,787                         2,412,569
           Scudder VLIF  Growth and Income                                           433,178                         2,072,246
           Scudder VLIF  International                                             3,226,492                         9,365,540
           Scudder VLIF  International - B                                             5,779                                17
           Scudder VLIF  Money Market                                                 48,217                             2,665

           T. Rowe Price Equity Income                                             2,087,799                        12,515,330
           T. Rowe Price International Stock                                       3,754,967                         5,156,293
           T. Rowe Price Limited-Term Bond                                         5,884,467                         5,482,627
           T. Rowe Price New America Growth                                        3,417,925                         5,317,324
           T. Rowe Price Personal Strategy Balanced                                1,221,856                         8,209,521

6.   UNIT VALUES

     A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, 2001, follows.

                                                               At December 31, 2001            For the year ended December 31, 2001
                                                  ------------------------------------------   ------------------------------------
                                                                                                Investment
                                                              Unit Fair Value                     Income       Expense Ratio
                                                    Units    lowest to highest    Not Assets       Ratio    lowest to highest**
                                                    -----    -----------------    ----------       -----    -------------------
Alger American Growth                             2,180,743 $ 8.83  to  $ 23.03  $ 48,057,796      0.24%      1.20% to   1.70%
Alger American Small Capitalization               2,038,018   7.07  to    11.10    22,170,825      0.05       1.20  to   1.70

Deutsche VIT EAFE(R) Equity Index                 1,197,410   6.48  to     9.94     7,809,411      0.00       1.20  to   1.70
Deutsche VIT Small Cap Index                        596,223   9.10  to    11.04     5,581,741      0.70       1.20  to   1.70

Federated Prime Money Fund II                    35,216,087   1.01  to     1.26    43,982,666      3.52       1.20  to   1.70
Federated U.S. Government Securities II           1,939,687  10.32  to    14.14    27,204,334      3.87       1.20  to   1.70

Fidelity VIP and VIP II  Asset Manager               23,148  16.73  to    16.73       387,201      5.01       1.40  to   1.40
Fidelity VIP and VIP II  Asset Manager: Growth    2,106,559   9.42  to    17.27    35,840,840      3.22       1.20  to   1.60
Fidelity VIP and VIP II  Asset Manager: Growth
  - B (A)                                             1,580   9.55  to     9.55        15,086      0.00       1.40  to   1.70
Fidelity VIP and VIP II  Contrafund               2,598,463  10.94  to    21.76    54,323,295      0.90       1.20  to   1.60
Fidelity VIP and VIP II  Contrafund - B (A)             374   9.45  to     9.45         3,536      0.00       1.40  to   1.70
Fidelity VIP and VIP II  Equity Income            3,290,502  10.29  to    19.31    61,436,146      1.86       1.20  to   1.60
Fidelity VIP and VIP II  Equity Income - B (A)        3,048   9.28  to    10.25        28,367      0.00       1.40  to   1.70
Fidelity VIP and VIP II  Growth                      29,335  25.43  to    25.43       746,122      0.09       1.40  to   1.40
Fidelity VIP and VIP II  Index 500                3,965,549  10.05  to    25.32    54,514,212      1.19       1.20  to   1.60
Fidelity VIP and VIP II  Index 500 - B (A)            4,513   9.13  to    10.45        41,299      0.00       1.40  to   1.70

MFS Capital Opportunities                         2,223,177  10.84  to    16.28    34,885,130      0.01       1.20  to   1.60
MFS Capital Opportunities - B (A)                     5,555   8.30  to    10.60        46,422      0.00       1.40  to   1.70
MFS Emerging Growth                               2,187,442  10.03  to    19.61    42,131,787      0.00       1.20  to   1.60
MFS Emerging Growth - B (A)                             466   8.36  to     8.36         3,898      0.00       1.40  to   1.70
MFS Global Governments                            1,170,726  10.73  to    11.33    13,227,056      3.98       1.20  to   1.60
MFS Global Governments - B (A)                        2,869  10.32  to    10.32        29,600      0.00       1.40  to   1.70
MFS High Income                                   1,351,868   9.16  to    12.50    16,614,022      9.09       1.20  to   1.60
MFS High Income - B (A)                               2,894   9.67  to     9.67        27,986      0.00       1.40  to   1.70
MFS Research                                      1,772,778   9.21  to    17.24    30,089,220      0.01       1.20  to   1.60
MFS Research - B (A)                                    420   8.70  to     8.70         3,654      0.00       1.40  to   1.70

Morgan Stanley Emerging Markets Equity              463,521   7.42  to    11.04     3,488,932      0.00       1.20  to   1.70
Morgan Stanley Fixed Income                         297,523  10.37  to    12.06     3,579,682      6.00       1.20  to   1.70
Morgan Stanley Technology (A)                           578   7.72  to     7.72         4,463      0.00       1.40  to   1.70

Pioneer VCT  Equity-Income                          795,981   9.38  to    10.54     8,382,355      1.62       1.20  to   1.70
Pioneer VCT  Fund                                   441,374   8.51  to     9.01     3,781,671      0.65       1.20  to   1.70
Pioneer VCT  Growth Shares                           80,304   7.36  to     8.67       595,663      0.00       1.20  to   1.70
Pioneer VCT  Mid-Cap Value                          846,911  11.36  to    15.29    12,814,555      0.56       1.20  to   1.60
Pioneer VCT  Mid-Cap Value - B (A)                    1,122   9.75  to     9.75        10,944      0.07       1.40  to   1.70
Pioneer VCT  Real Estate Growth                     823,625  10.49  to    12.67    10,311,278      5.17       1.20  to   1.60
Pioneer VCT  Real Estate Growth - B (A)               2,720  10.22  to    10.40        28,270      3.31       1.40  to   1.70

Scudder VLIF  Bond                                   15,067  14.79  to    14.79       222,868      4.15       1.40  to   1.40
Scudder VLIF  Global Discovery                      437,554   8.36  to    14.94     6,422,281      0.00       1.20  to   1.70
Scudder VLIF  Growth and Income                     800,567   8.17  to    11.32     8,952,102      0.99       1.20  to   1.70
Scudder VLIF  International                       1,863,892   7.96  to    12.28    22,557,723      0.43       1.20  to   1.60
Scudder VLIF  International - B (A)                     667   8.24  to     9.39         5,650      0.00       1.40  to   1.70
Scudder VLIF  Money Market                          146,563   1.31  to     1.31       192,362      3.58       1.40  to   1.40

T. Rowe Price Equity Income                       2,884,843   9.68  to    25.06    60,541,915      1.43       1.20  to   1.70
T. Rowe Price International Stock                 2,758,903   8.08  to    11.61    31,071,747      1.95       1.20  to   1.70
T. Rowe Price Limited-Term Bond                   3,573,588  10.12  to    14.30    48,077,452      5.50       1.20  to   1.70
T. Rowe Price New America Growth                  1,589,702   8.63  to    21.04    28,591,704      0.00       1.20  to   1.70
T. Rowe Price Personal Strategy Balanced          2,271,704   9.73  to    18.02    40,509,927      2.86       1.20  to   1.70

                                                ---------------------

                                                     Total Return
                                                 lowest to highest***
                                                 --------------------
Alger American Growth                            (13.21)  to  (11.70)%
Alger American Small Capitalization              (30.66)  to    9.20

Deutsche VIT EAFE(R) Equity Index                (25.86)  to   (0.60)
Deutsche VIT Small Cap Index                      (3.70)  to   10.40

Federated Prime Money Fund II                      1.00   to    2.44
Federated U.S. Government Securities II            3.20   to    5.76

Fidelity VIP and VIP II  Asset Manager            (5.43)  to   (5.43)
Fidelity VIP and VIP II  Asset Manager: Growt     (8.93)  to   (8.53)
Fidelity VIP and VIP II  Asset Manager: Growth
  - B (A)                                         (4.50)  to   (4.50)
Fidelity VIP and VIP II  Contrafund              (13.66)  to  (13.31)
Fidelity VIP and VIP II  Contrafund - B (A)       (5.50)  to   (5.50)
Fidelity VIP and VIP II  Equity Income            (6.53)  to   (6.13)
Fidelity VIP and VIP II  Equity Income - B (A)    (7.20)  to    2.50
Fidelity VIP and VIP II  Growth                  (18.83)  to  (18.83)
Fidelity VIP and VIP II  Index 500               (13.51)  to  (13.18)
Fidelity VIP and VIP II  Index 500 - B (A)        (8.70)  to    4.50

MFS Capital Opportunities                        (24.70)  to  (24.38)
MFS Capital Opportunities - B (A)                (17.00)  to    6.00
MFS Emerging Growth                              (34.58)  to  (34.30)
MFS Emerging Growth - B (A)                      (16.40)  to  (16.40)
MFS Global Governments                             3.06   to    3.47
MFS Global Governments - B (A)                     3.20   to    3.20
MFS High Income                                    0.44   to    0.81
MFS High Income - B (A)                           (3.30)  to   (3.30)
MFS Research                                     (22.52)  to  (22.20)
MFS Research - B (A)                             (13.00)  to  (13.00)

Morgan Stanley Emerging Markets Equity            (7.94)  to   10.40
Morgan Stanley Fixed Income                        3.70   to    8.06
Morgan Stanley Technology (A)                    (22.80)  to  (22.80)

Pioneer VCT  Equity-Income                        (8.64)  to   (6.20)
Pioneer VCT  Fund                                (12.63)  to   (9.90)
Pioneer VCT  Growth Shares                       (20.52)  to  (13.30)
Pioneer VCT  Mid-Cap Value                         4.80   to    5.23
Pioneer VCT  Mid-Cap Value - B (A)                (2.50)  to   (2.50)
Pioneer VCT  Real Estate Growth                    6.00   to    6.47
Pioneer VCT  Real Estate Growth - B (A)            2.20   to    4.00

Scudder VLIF  Bond                                 4.23   to    4.23
Scudder VLIF  Global Discovery                   (26.15)  to  (14.40)
Scudder VLIF  Growth and Income                  (12.96)  to   (8.00)
Scudder VLIF  International                      (31.99)  to  (31.70)
Scudder VLIF  International - B (A)              (17.60)  to   (6.10)
Scudder VLIF  Money Market                         2.34   to    2.34

T. Rowe Price Equity Income                       (3.20)  to    0.28
T. Rowe Price International Stock                (23.45)  to  (11.00)
T. Rowe Price Limited-Term Bond                    1.20   to    7.15
T. Rowe Price New America Growth                 (13.27)  to   12.00
T. Rowe Price Personal Strategy Balanced          (4.03)  to   (2.70)

(A) For the period from June 1 to December 31.

*These ratios represent the dividends, excluding realized gains (losses) on investments, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude all expenses. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the sub-accounts of the Separate Account, consisting primarily of mortality and expense charges and administrative charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.